File No. 33-_______

                     As filed with the SEC on March 15, 2004
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                       REGIONS MORGAN KEEGAN SELECT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 (412) 288-1900
                        (Area Code and Telephone Number)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                   (Address of Principal Executive Offices --
                     Number, Street, City, State, Zip Code)

                             Gail C. Jones, Esquire
                                 Reed Smith LLP
                            Federated Investors Tower
                               1001 Liberty Avenue
                            Pittsburgh, PA 15222-3779
                    (Name and Address of Agent for Service --
                     Number, Street, City, State, Zip Code)

                                   Copies to:

                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky, LLP
                                2101 L Street, NW
                           Washington, D.C. 20037-1526
                                 (202) 828-2218

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. The public offering of shares of Registrant's series is on-going. The title of securities being registered is shares of beneficial interest.


              It is proposed that this filing will become effective
                     on April 14, 2004 pursuant to Rule 488.


No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.









                         MORGAN KEEGAN SELECT FUND, INC.

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103

Dear Shareholder,

     A Special Meeting of Shareholders of Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund"), and Regions Morgan Keegan Select Financial Fund ("Financial Fund"), each a portfolio of Morgan Keegan Select Fund, Inc., will be held at ______ [a.m./p.m.], Central Time, on June 11, 2004 (Financial
Fund) and June 18, 2004 (Capital Growth Fund) at ________. Enclosed is a Prospectus/Proxy Statement regarding the Special Meeting.

     At the Special Meeting, shareholders of Capital Growth Fund will be asked to approve or disapprove the proposed reorganization of Capital Growth Fund into Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, and shareholders of Financial Fund will be asked to approve or disapprove the proposed reorganization of Financial Fund into Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds. Morgan Asset Management, Inc. ("MAM") is the investment adviser for each of the funds. The enclosed Prospectus/Proxy Statement describes the proposed reorganizations in detail.

     The Board of Directors of Morgan Keegan Select Fund, Inc. and MAM believe that each proposed reorganization is in the best interests of Capital Growth Fund and Financial Fund and their respective shareholders and recommend that you vote FOR the reorganizations.

     Remember, your vote is important. PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. Information and direction about voting the proxy is included on the next page.

     If you have any questions regarding the Special Meeting, please feel free to call a Morgan Keegan Investment Broker at 1-800-366-7426.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                    Sincerely,


                                    _____________

                                    Charles D. Maxwell
                                    Secretary


[April 15, 2004]


                         MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Capital Growth Fund
                   Regions Morgan Keegan Select Financial Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD JUNE 11, 2004 and JUNE 18, 2004


     TO THE SHAREHOLDERS OF REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND and REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND, each a PORTFOLIO OF MORGAN KEEGAN SELECT FUND, INC.: A Special Meeting of Shareholders of Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund") and Regions Morgan Keegan Select Financial Fund ("Financial Fund"), will be held at at ___ [a.m./p.m.] (Central Time), on June 11, 2004 (Financial Fund) and June 18, 2004 (Capital Growth Fund), at __________ for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization and Termination pursuant to which Regions Morgan Keegan Select Mid Cap Growth Fund ("Mid Cap Growth Fund"), a portfolio of Regions Morgan Keegan Select Funds, would acquire all of the assets of Capital Growth Fund in exchange solely for (a) Mid Cap Growth Fund's assumption of all of Capital Growth Fund's liabilities and (b) shares of Mid Cap Growth Fund, to be distributed pro rata by Capital Growth Fund to holders of its shares, in complete liquidation and termination of Capital Growth Fund (to be voted upon by shareholders of Capital Growth Fund);

2. To approve or disapprove a proposed Agreement and Plan of Reorganization and Termination pursuant to which Regions Morgan Keegan Select Value Fund ("Value Fund"), a portfolio of Regions Morgan Keegan Select Funds, would acquire all of the assets of Financial Fund in exchange solely for (a) Value Fund's assumption of all of Financial Fund's liabilities and (b) shares of Value Fund, to be distributed pro rata by Financial Fund to holders of its shares, in complete liquidation and termination of Financial Fund (to be voted upon by shareholders of Financial Fund); and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed [April __, 2004], as the record date for the determination of the shareholders entitled to vote at the Special Meeting.

                                                By Order of the Board of
                                                Directors,



                                                _______________________
                                                Charles D. Maxwell
                                                Secretary


[April 15, 2004]





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You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly signing and returning the enclosed proxy card. If you are unable to attend the meeting, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the special meeting. The enclosed envelope requires no postage if mailed in the United States.
---------------------------------------------------------------------------


                           PROSPECTUS/PROXY STATEMENT


                                [April 15, 2004]

         Acquisition of the Assets and Assumption of the Liabilities of

                REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
                 a portfolio of Morgan Keegan Select Fund, Inc.

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                          Telephone No: 1-800-366-7426

                        By and in exchange for shares of

                REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND a portfolio of Regions Morgan Keegan Select Funds

                              417 North 20th Street
                                   15th Floor
                                 P.O. Box 10247
                            Birmingham, Alabama 35203
                          Telephone No: 1-877-757-7424

       __________________________________________________________________

         Acquisition of the Assets and Assumption of the Liabilities of


                   REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND
                 A portfolio of Morgan Keegan Select Fund, Inc.

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                          Telephone No: 1-800-366-7426

                        By and in exchange for shares of

                     REGIONS MORGAN KEEGAN SELECT VALUE FUND
                A portfolio of Regions Morgan Keegan Select Funds

                              417 North 20th Street
                                   15th Floor
                                 P.O. Box 10247
                            Birmingham, Alabama 35203
                          Telephone No: 1-877-757-7424

     This Prospectus/Proxy Statement describes an Agreement and Plan of Reorganization and Termination (the "Plan") pursuant to which Regions Morgan Keegan Select Mid Cap Growth Fund ("Mid Cap Growth Fund") and Regions Morgan Keegan Select Value Fund ("Value Fund") (individually, a "Regions Fund" and together, the "Regions Funds") would acquire all of the assets and assume all of the liabilities of Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund") and Regions Morgan Keegan Select Financial Fund ("Financial Fund") (individually, a "Morgan Keegan Fund" and together, the "Morgan Keegan Funds"), respectively, in exchange for shares of the respective Regions Fund (each, a "Reorganization" and together, the "Reorganizations"). The applicable Regions Fund shares will be distributed pro rata by each Morgan Keegan Fund to its respective shareholders in complete liquidation and termination of the Morgan Keegan Fund. As a result of the Reorganizations, each owner of shares of the Morgan Keegan Funds will become the owner of shares of the respective Regions Fund, having a total net asset value equal to the total net asset value of his or her holdings in the applicable Morgan Keegan Fund on the date of the Reorganization (the "Closing Date"). A form of the Plan is attached as Exhibit A.

     The Board of Directors of Morgan Keegan Select Fund, Inc. and Morgan Asset Management, Inc. ("MAM"), the funds' investment adviser, believe that each Reorganization is in the best interests of Capital Growth Fund and Financial Fund and their respective shareholders. For a comparison of the investment objectives, policies and limitations, risks, fees and performance of the Morgan Keegan Fund and the Regions Fund into which your Morgan Keegan Fund would be reorganized, see "Summary -- Comparison of Investment Objectives, Policies, and Limitations - Comparison of Risks," - "Comparative Fee Tables" and - "Performance Information" respectively

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Regions Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Combined Preliminary Prospectus of the Regions Funds, dated _____, 2004, which is incorporated herein by reference. A Combined Preliminary Statement of Additional Information for the Regions Funds, dated _____, 2004, a Combined Prospectus and separate Statements of Additional Information for the Morgan Keegan Funds, each dated November 1, 2003, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated [April 15, 2004], have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Further information about the Regions Funds' performance is contained in their Annual Report for their fiscal year ended November 30, 2003, which is incorporated herein by reference. Further information about the Morgan Keegan Funds' performance is contained in their Semi-Annual Report for the period ended December 31, 2003 and Annual Report for their fiscal year ended June 30, 2003, both of which are incorporated herein by reference.

     Copies of the Prospectuses, Statements of Additional Information, Annual Reports and other information about the Regions Funds and Morgan Keegan Funds may be obtained without charge by writing or by calling the Regions Funds or Morgan Keegan Funds at the addresses and telephone numbers shown on the previous page.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY
INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                             TABLE OF CONTENTS


      SUMMARY.................................................................

      The Proposed Reorganizations............................................

      Comparison of Investment Objectives, Policies and Limitations...........

      Comparison of Risks.....................................................

      Comparative Fee Tables..................................................

      Performance Information.................................................

      Fund Management.........................................................

      Distribution Arrangements...............................................

      Purchases, Redemptions and Exchange Procedures; Dividends and
      Distributions...........................................................

      Financial Highlights....................................................

      INFORMATION ABOUT THE REORGANIZATIONS...................................

      Description of the Proposed  Reorganizations............................

      Description of Regions Fund Shares and Capitalization...................

      Federal Income Tax Consequences.........................................

      Reasons for the Reorganizations.........................................

      Comparative Information on Shareholder Rights and Obligations...........

      INFORMATION ABOUT THE REGIONS FUNDS AND THE MORGAN KEEGAN FUNDS.........

      Regions Funds...........................................................

      Morgan Keegan Funds.....................................................

      INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING........

      SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS......................

      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY............

      FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
      TERMINATION....................................................Exhibit A


                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information of the Regions Funds and the Morgan Keegan Funds and the Plan.

The Proposed Reorganizations

     The Board of Directors ("Board" or "Directors") of Morgan Keegan Select Fund, Inc. (the "Morgan Keegan Funds") has voted to recommend to holders of shares of each Morgan Keegan Fund the approval of the Plan whereby (i) Mid Cap Growth Fund would acquire all of the assets, and assume all of the liabilities of, Capital Growth Fund in exchange solely for shares of Mid Cap Growth Fund to be distributed pro rata by Capital Growth Fund to its shareholders in complete liquidation and termination of Capital Growth Fund; and (ii) Value Fund would acquire all of the assets, and assume all the liabilities, of Financial Fund in exchange solely for shares of Value Fund to be distributed pro rata by Financial Fund to its shareholders in complete liquidation and termination of Financial Fund. As a result of the Reorganizations, each shareholder of the Morgan Keegan Funds will become the owner of the applicable Regions Fund's shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Morgan Keegan Fund on the Closing Date.

     The Morgan Keegan Funds and the Regions Funds each offer Class A, Class C and Class I Shares. Except with regard to minimum purchase amounts, each class of shares offered by the Morgan Keegan Funds has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Regions Funds. Each Morgan Keegan Fund shareholder would receive shares of the same class of the applicable Regions Fund as he or she currently owns. Each Reorganization is independent of the other; therefore, if the shareholders of Capital Growth Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of Financial Fund approve their Reorganization, and vice versa.

     The Board, which also serves as the Board of Trustees of Regions Morgan Keegan Select Funds (the "Regions Funds"), including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded, pursuant to Rule 17a-8 under the 1940 Act, that the Reorganizations would be in the best interests of each Morgan Keegan Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. The Reorganization of Capital Growth Fund would give its shareholders the opportunity to participate in a larger fund with similar investment objectives, policies and strategies, while the Reorganization of Financial Fund would give shareholders the opportunity to participate in a larger fund with a more diverse portfolio of investments which are not concentrated in a single industry or sector. In addition, shareholders are expected to realize a reduction in the net and gross annual operating expenses paid in connection with their investment in the Regions Funds.

     In considering each proposed Reorganization, the Board took into consideration a number of factors, including, among others: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of the Morgan Keegan Fund and the respective Regions Fund; (3) the historical expense ratios of each fund on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of each fund; (5) the greater long-term viability of the combined Regions Fund that will result from the Reorganization as compared to the continued operation of the Morgan Keegan Fund as a separate fund; (6) the continuity of advisory and transfer agency services provided by the Reorganization; and (7) the non-recognition of any gain or loss for federal income tax purposes to the Morgan Keegan Fund or Regions Fund and its shareholders as a result of the Reorganization.

     As a condition to the Reorganizations, each Regions Fund and each Morgan Keegan Fund will receive an opinion of counsel that the respective Reorganization will be considered a tax-free "Reorganization" under applicable provisions of the Internal Revenue Code, as amended, so that nneither the Regions Fund nor the Morgan Keegan Fund or its shareholders will recognize any gain or loss. See "Information about the Reorganizations - Federal Income Tax Consequences."

      THE BOARD OF DIRECTORS OF MORGAN KEEGAN SELECT FUND, INC. UNANIMOUSLY
          RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATIONS.

Comparison of Investment Objectives, Policies and Limitations

     Investment Objectives and Policies of Mid Cap Growth Fund and Capital Growth Fund. The investment objectives of Mid Cap Growth Fund and Capital Growth Fund are identical, in that both Funds seek to achieve capital appreciation. MAM serves as investment adviser for both funds and each fund is managed by the same portfolio manager. Under normal circumstances, Mid Cap Growth Fund invests at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in mid-capitalization equity investments (i.e., companies whose market capitalization ranges from $300 million to $10 billion). The manager selects industry sectors that are experiencing rapid growth based on the current state of the economy. Future growth prospects take precedence over current valuation levels in the stock selection process. Selected companies are expected to exhibit higher-than-average price/earnings (P/E) and price-to-book ratios. Dividends are not considered to be important in the stock selection process. The manager seeks to identify companies that have clearly established business strategies, achieve increases in revenues and market share, and exploit market inefficiencies and opportunities. The manager also periodically reviews market prices in relation to the stock's target price, and adjusts the fund's holdings accordingly.

     The Capital Growth Fund, under normal circumstances, seeks to achieve its objective by investing at least 65% of its assets in U.S.-traded equity securities. The manager selects investments primarily based on a fundamental analysis, including technical analysis of specific companies, and consideration of the overall financial health and prospects of given companies, with attention to the following factors: return on equity, rate of growth of earnings, and price/earnings (P/E) ratios, as compared to the company's historic performance and to the ratios of the industry at large. The manager also uses quantitative analysis to target attractive sectors of the market and market trends. Normally, Capital Growth Fund would not expect to invest more than 35% of its assets in non-convertible debt securities, including high quality money market instruments (such as certificates of deposit), repurchase agreements and cash. The fund will only invest in debt securities that are rated in the top four credit categories by at least one nationally recognized statistical rating organization at the time of purchase or, if not rated, that are considered by MAM to be of comparable quality. The manager makes sell decisions based upon considerations regarding long-term company and industry fundamentals, valuations, and portfolio weightings. For temporary defensive purposes, the Capital Growth Fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. Based on its review of Capital Growth Fund's portfolio, MAM believes that all its assets can be transferred to, and held by, Mid Cap Growth Fund pursuant to the Plan.

     Investment Objectives and Policies of Value Fund and Financial Fund. The Value Fund's investment objective is to provide income and growth of capital, while Financial Fund's investment objective is to seek long-term capital appreciation. MAM serves as investment adviser to both funds and each fund is managed by the same portfolio manager. The Value Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth. The manager attempts to identify those sectors of the economy which, given the current phase of the business cycle, are likely to realize gains in share prices as market valuation factors readjust over time. Selected sectors and companies will tend to possess price/earnings (P/E) and price-to-book ratios below broad market averages, while dividend yields generally will be higher than market averages. Common and preferred stocks are expected to produce dividends, and will generally possess market capitalizations of $1 billion or more. Convertible securities of smaller companies may also be included in Value Fund's portfolio.

     The Financial Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets in equity securities of large-, mid- and small-cap companies in the financial services industry. In this regard, the Value Fund's investment policy differs from that of Financial Fund. Although Value Fund does not concentrate its investments in securities of issuers primarily engaged in the financial industry, a substantial portion of its portfolio may be invested in financial stocks. The Financial Fund also invests a portion of its assets in other equities, the majority of which will be related to the financial services industry. Financial services companies include, but are not limited to, businesses such as large, regional and community banks and thrift institutions, securities brokerage firms, investment management companies, commodity brokerage firms, investment banks, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies. The manager selects stocks for purchase that have a discount to perceived value and the potential for future growth. A low price to earnings multiple, low price to book value, low price to assets, and low price to liquidation value are all measures of value that the manager uses. When assessing growth stock potential, the manager considers, among other things, whether the issuer is in a fast-growing market, whether it has an innovative and growing product offering, and whether it has high growth demographics. The manager identifies potential investments based on, among other things, an issuer's return on assets, return on equity, and the quality of its assets, the adequacy of its loan loss reserves and its operating efficiency. The manager selects stocks to sell when the price exceeds the perceived value of the stock and/or the companies experience an event that would limit the potential for growth. For temporary defensive purposes, the Financial Fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. Based on its review of Financial Fund's portfolio, MAM believes that all its assets can be transferred to, and held by, Value Fund pursuant to the Plan.

     Investment Limitations of the Funds. In addition to the objectives and policies described above, each Regions Fund and Morgan Keegan Fund is subject to certain investment policies and investment limitations, most of which are substantially identical to one another. The Morgan Keegan Funds have adopted the following non-fundamental investment policies, which have not been adopted by the Regions Funds: Each Morgan Keegan Fund may not: (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short; (2) purchase securities when borrowings exceed 5% of its total assets; and (3) borrow money except (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreeements are treated as borrowings for purposes of this fundamental investment limitation).

     The funds's investment objectives, policies and limitations are further described in the Combined Preliminary Prospectus and Statement of Additional Information of the Regions Funds dated ______, 2004, and the Prospectuses and Statements of Additional Information of the Morgan Keegan Funds dated November 1, 2003, which set forth in full the investment objectives, policies and limitations of each Regions Fund and Morgan Keegan Fund, all of which are incorporated by reference herein.

Comparison of Risks

     Risks of Investing in Mid Cap Growth Fund and Capital Growth Fund. Investments in Mid Cap Growth Fund and Capital Growth Fund are not guaranteed. As with any mutual fund, the value of either fund's shares will change and you could lose money by investing in either fund. The risks associated with investment in Mid Cap Growth Fund and Capital Growth Fund are similar in that both funds are subject to the general risk of stock market volatility. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. As a result, the funds' share prices may decline suddenly or over a sustained period of time. The Mid Cap Growth Fund is also subject to growth risks - due to their high valuation, growth stocks are typically more volatile than value stocks - and to company size risks - the smaller the market capitalization of a company, the less liquid its stock and the more volatile its price. The Capital Growth Fund, however, is subject to the additional credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Interest-rate risk is the risk that interest rates will rise and the value of the bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer-term bond when interest rates rise.

     Risks of Investing in Value Fund and Financial Fund. Investments in Value Fund and Financial Fund are not guaranteed. As with any mutual fund, the value of either fund's shares will change and you could lose money by investing in either fund. Since Value Fund and Financial Fund invest in equity securities, an investment in Value Fund presents similar risks to investing in Financial Fund. Each Fund is subject to stock market risks, in which stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. As a result, the funds's share prices may decline suddenly or over a sustained period of time. In addition, Value Fund is subject to value risks and sector risks. Value stocks tend to have higher dividends than growth stocks, which means they depend less on price changes for returns and may lag behind growth stocks in an up market. Because the Value Fund may allocate relatively more assets to certain industry sectors than others, Value Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

     In addition to stock market risks, the Financial Fund is subject to financial services industries and concentration risks. The Financial Fund, which concentrates most of its investments in the financial services industry, is more susceptible to factors adversely affecting issuers within that industry than would a broader based fund. Banks and financial services companies, in which the Financial Fund concentrates its investments, are subject to extensive government regulation that can affect their business significantly. The profitability of banks is also dependent on the availability and cost of funds, and on their ability to profitably invest in a portfolio of loans, which can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect the financial services industry.

     A full description of the risks inherent in the investment in each Regions Fund and each Morgan Keegan Fund is set forth in the Combined Preliminary Prospectus and Combined Preliminary Statement of Additional Information of the Regions Funds dated _____, 2004, and the Prospectuses and Statements of Additional Information of the Morgan Keegan Funds dated November 1, 2003, all of which are incorporated by reference herein.

      Comparative Fee Tables

     The funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by (i) Capital Growth Fund and Mid Cap Growth Fund, respectively, and pro forma fees for Mid Cap Growth Fund after giving effect to the Reorganization; and (ii) Financial Fund and Value Fund, respectively, and pro forma fees for Value Fund after giving effect to the Reorganization.

Regions Morgan Keegan Select Capital Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund Pro Forma Combined.



                                                      Regions
                                                      Morgan   Regions  Regions
                                                      Keegan   Morgan   Morgan
                                                      Select   Keegan   Keegan
                                                      Capital  Select   Select Mid
Shareholder Fees                                      Growth   Mid      Cap Growth
                                                      Fund     Cap      Fund
                                                               Growth   Pro Forma
                                                               Fund     Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases      3.50%    5.50%    5.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              None     None     None
redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None     None     None
percentage of offering price)

Redemption Fee (as a percentage of amount             None     None     None
redeemed, if applicable)

Exchange Fee                                          None     None     None

Annual Fund Operating  Expenses  (Before Waiver and
Reimbursement)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                        1.00%2   0.75%    0.75%
Distribution (12b-1) Fee                              0.50%    None     None
Shareholder Services Fee                              None     0.25%    0.25%
Other Expenses                                        0.62%3   0.33%    0.30%
Total Annual Fund Operating Expenses                  2.12%    1.33%    1.30%

1    With respect to the Regions Morgan Keegan Select Capital Growth Fund, Class
     A Shares, the adviser waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended June 30, 2003.

  Total Waiver and Reimbursement of Fund Expenses     0.13%    0.00%    0.00%
  Total Actual Annual Fund Operating Expenses         1.99%    1.33%    1.30%
  (after waiver and reimbursement)

2    With respect to Regions Morgan Keegan Select  Capital Growth Fund,  Class A
     Shares, the adviser waived a portion of the management fee. The adviser can terminate this waiver at any time. The management fee paid by the Regions
     Morgan Keegan Select Capital Growth Fund (after the waiver) was 0.96% for the fiscal year ended June 30, 2003.

3 With respect to Regions Morgan Keegan Select Capital Growth Fund, the adviser will reimburse the Fund until October 31, 2004 to the extent its total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceed 2.00%. The adviser can terminate this reimbursement at any time. Total other operating expenses (after the reimbursement) were 0.53% for the fiscal year ended June 30, 2003.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Capital Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund Pro Forma Combined will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary
- Distribution Arrangements".


Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses remain the same. The expenses for the first year are calculated using the fee waiver/reimbursement, while the expenses for subsequent years are calculated without the fee waiver/reimbursement. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                           Regions Morgan
                       Regions Morgan    Regions Morgan    Keegan Select
                       Keegan Select     Keegan Select     Mid Cap Growth
                       Capital Growth    Mid Cap Growth    Fund
                       Fund              Fund              Pro Forma
                                                           Combined
  1 Year               $546              $678              $675
  3 Years              $981              $948              $939
  5 Years              $1,442            $1,239            $1,224
  10 Years             $2,717            $2,063            $2,032


Regions Morgan Keegan Select Capital Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class C Shares of the Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund Pro Forma Combined.



                                                      Regions
                                                      Morgan            Regions
                                                      Keegan   Regions  Morgan
                                                      Select   Morgan   Keegan
                                                      Capital  Keegan   Select
Shareholder Fees                                      Growth   Select   Mid Cap
                                                      Fund     Mid Cap  Growth Fund
                                                               Growth   Pro Forma
                                                               Fund     Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases      None     None     None
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              1.00%    1.00%    1.00%
redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None     None     None
percentage of offering price)

Redemption Fee (as a percentage of amount             None     None     None
redeemed, if applicable)

Exchange Fee                                          None     None     None

Annual Fund Operating Expenses (Before Waiver)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                        1.00%2   0.75%    0.75%
Distribution (12b-1) Fee                              1.00%    0.75%    0.75%
Shareholder Services Fee                              None     0.25%    0.25%
Other Expenses                                        0.61%    0.33%    0.30%
Total Annual Fund Operating Expenses                  2.61%    2.08%    2.05%

1    With respect to the Regions Morgan Keegan Select Capital Growth Fund, Class
     C Shares, the adviser waived certain amounts. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended June
     30, 2003.

  Total Waiver of Fund Expenses                       0.04%    0.00%    0.00%
  Total Actual Annual Fund Operating Expenses         2.57%    2.08%    2.05%
  (after waiver)

2    With respect to Regions Morgan Keegan Select  Capital Growth Fund,  Class C
     Shares, the adviser waived a portion of the management fee. This waiver can be terminated at any time. The management fee paid the Regions Morgan
     Keegan Select Capital Growth Fund (after the waiver) was 0.96% for the fiscal year ended June 30, 2003.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Capital Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Mid Cap Growth Fund Pro Forma Combined will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary
- Distribution Arrangements".

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


  Region Morgan Keegan Select      1 Years  3 Years  5 Years   10 Years
  Capital Growth Fund Class C
  Shares
       Expenses assuming           $361     $810     $1,387    $2,953
  redemption
       Expenses assuming no        $261     $810     $1,387    $2,953
  redemption
  Regions Morgan Keegan Select
  Mid Cap Growth Fund Class C
  Shares
       Expenses assuming           $311     $652     $1,119    $2,410
  redemption
       Expenses assuming no        $211     $652     $1,119    $2,410
  redemption
  Regions Morgan Keegan Select
  Mid Cap Growth Fund Class C
  Shares Pro Forma Combined
       Expenses assuming           $308     $643     $1,103    $2,379
  redemption
       Expenses assuming no        $208     $643     $1,103    $2,379
  redemption


Regions Morgan Keegan Select Capital Growth Fund Class I Shares AND Regions Morgan Keegan Select MID CAP GROWTH FUND PRO FORMA - CLASS I

SHARES

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Regions Morgan Keegan Select Capital Growth Fund and the Regions Morgan Keegan Select Mid Cap Growth Fund Pro Forma.

                                                      Regions   Regions Morgan
                                                      Morgan    Keegan Select
                                                      Keegan    Mid Cap Growth
                                                      Select    Fund
                                                      Capital   Class I
Shareholder Fees                                      Growth    Shares
                                                      Fund      Pro Forma
                                                      Class I
                                                      Shares
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases      None         None
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              None         None
redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None         None
percentage of offering price)

Redemption Fee (as a percentage of amount             None         None
redeemed, if applicable)

Exchange Fee                                          None         None

Annual Fund Operating Expenses (Before Waiver) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                        1.00%2       0.75%
Distribution (12b-1) Fee                              None         None
Shareholder Services Fee                              None         None
Other Expenses                                        0.62%        0.30%
Total Annual Fund Operating Expenses                  1.62%        1.05%

1 With respect to the Regions Morgan Keegan Select Capital Growth Fund, Class I Shares, the adviser waived certain amounts. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended June 30, 2003.

  Total Waiver of Fund Expenses                       0.04%        0.00%
  Total Actual Annual Fund Operating Expenses         1.58%        1.05%
  (after waiver)

2 With respect to the Regions Morgan Keegan Select Capital Growth Fund, Class I Shares, the adviser waived a portion of the management fee. The adviser can terminate this waiver at any time. The management fee paid by the Regions Morgan Keegan Select Capital Growth Fund (after the waiver) was 0.96% for the fiscal year ended June 30, 2003.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Capital Growth Fund Class I Shares and the Regions Morgan Keegan Select Mid Cap Growth Fund Class I Shares Pro Forma will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements".


Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example  assumes that you invest  $10,000 in Regions  Morgan  Keegan  Select
Capital Growth Fund Class I Shares and Regions Morgan Keegan Select Mid Cap Growth Fund Class I Shares Pro Forma for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:




                                         Regions Morgan
                       Regions Morgan    Keegan Select
                       Keegan Select     Mid Cap Growth
                       Capital Growth    Fund Class I
                       Fund Class I      Shares Pro
                       Shares            Forma
  1 Year               $161              $107
  3 Years              $509              $334
  5 Years              $881              $579
  10 Years             $1,928            $1,283


Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Value Fund Pro Forma Combined.


                                                      Regions
                                                      Morgan              Regions
                                                      Keegan              Morgan
                                                      Select     Regions  Keegan
                                                      Financial  Morgan   Select
Shareholder Fees                                      Fund       Keegan   Value Fund
                                                                 Select   Pro Forma
                                                                 Value    Combined
                                                                 Fund


Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases      4.75%    5.50%    5.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              None     None     None
redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None     None     None
percentage of offering price)

Redemption Fee (as a percentage of amount             None     None     None
redeemed, if applicable)

Exchange Fee                                          None     None     None

Annual Fund Operating Expenses (Before Waiver)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                        1.00%    0.80%2   0.80%
Distribution (12b-1) Fee                              0.50%    None     None
Shareholder Services Fee                              None     0.25%    0.25%
Other Expenses                                        0.92%    0.25%    0.25%
Total Annual Fund Operating Expenses                  2.42%    1.30%    1.30%

1    With  respect to the Regions  Morgan  Keegan  Select  Value  Fund,  Class A
     Shares, the adviser waived certain amounts. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended November
     30, 2003.

  Total Waiver and Reimbursement of Fund Expenses     0.00%    0.05%    0.05%
  Total Actual Annual Fund Operating Expenses         2.42%    1.25%    1.25%
  (after waiver)

2 With respect to Regions Morgan Keegan Select Value Fund, Class A Shares, the adviser waived a portion of the management fee. The adviser can terminate this waiver at any time. The management fee paid by the Regions
     Morgan Keegan Select Value Fund (after the waiver) was 0.75% for the fiscal year ended November 30, 2003.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Value Fund Pro Forma Combined will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements".

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                           Regions Morgan
                       Regions Morgan    Regions Morgan    Keegan Select
                       Keegan Select     Keegan Select     Value Fund
                       Financial Fund    Value Fund        Pro Forma
                                                           Combined
  1 Year               $709              $675              $675
  3 Years              $1,196            $939              $939
  5 Years              $1,709            $1,224            $1,224
  10 Years             $3,111            $2,032            $2,032



Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class C Shares of the Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Value Fund Pro Forma Combined.


                                                      Regions
                                                      Morgan             Regions
                                                      Keegan             Morgan
                                                      Select    Regions  Keegan
Shareholder Fees                                      Financial Morgan   Select
                                                      Fund      Keegan   Value Fund
                                                                Select   Pro Forma
                                                                Value    Combined
                                                                Fund
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases      None     None     None
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              1.00%    1.00%    1.00%
redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None     None     None
percentage of offering price)

Redemption Fee (as a percentage of amount             None     None     None
redeemed, if applicable)

Exchange Fee                                          None     None     None

Annual Fund Operating Expenses (Before Waiver)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                        1.00%    0.80%2   0.80%
Distribution (12b-1) Fee                              1.00%    0.75%    0.75%
Shareholder Services Fee                              None     0.25%    0.25%
Other Expenses                                        0.91%    0.25%    0.25%
Total Annual Fund Operating Expenses                  2.91%    2.05%    2.05%

1    With  respect to the Regions  Morgan  Keegan  Select  Value  Fund,  Class C
     Shares, the adviser waived certain amounts. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended November
     30, 2003.

  Total Waiver of Fund Expenses                       0.00%    0.05%    0.05%
  Total Actual Annual Fund Operating Expenses         2.91%    2.00%    2.00%
  (after waiver)

2 With respect to Regions Morgan Keegan Select Value Fund, Class C Shares, the adviser waived a portion of the management fee. The adviser can terminate this waiver at any time. The management fee paid the Regions
     Morgan Keegan Select Value Fund (after the waiver) was 0.75% for the fiscal year ended November 30, 2003.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Value Fund Pro Forma Combined will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements".

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


  Region Morgan Keegan Select
  Financial Fund Class C Shares    1 Years  3 Years  5 Years   10 Years
       Expenses assuming           $395     $904     $1,538    $3,245
  redemption
       Expenses assuming no        $295     $904     $1,538    $3,245
  redemption
  Regions Morgan Keegan Select
  Value Fund Class C Shares
       Expenses assuming           $308     $643     $1,103    $2,379
  redemption
       Expenses assuming no        $208     $643     $1,103    $2,379
  redemption
  Regions Morgan Keegan Select
  Value Fund Class C Shares Pro
  Forma Combined
       Expenses assuming           $308     $643     $1,103    $2,379
  redemption
       Expenses assuming no        $208     $643     $1,103    $2,379
  redemption


Regions morgan Keegan select Financial Fund Class I Shares AND Regions morgan keegan select VALUE FUND PRO FORMA - CLASS I SHARES
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Regions Morgan Keegan Select Financial Fund and the Regions Morgan Keegan Select Value Fund Pro Forma.

                                                                Regions Morgan
                                                      Regions   Keegan Select
                                                      Morgan    Value
                                                      Keegan    Fund
                                                      Select    Class I
Shareholder Fees                                      Financial Shares
                                                      Fund      Pro Forma
                                                      Class I
                                                      Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases      None         None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or              None         None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a             None         None
percentage of offering price)
Redemption Fee (as a percentage of amount             None         None
redeemed, if applicable)
Exchange Fee                                          None         None

Annual Fund Operating Expenses (Before Waiver) 1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                        1.00%        0.80%2
Distribution (12b-1) Fee                              None         None
Shareholder Services Fee                              None         None
Other Expenses                                        0.93%        0.25%
Total Annual Fund Operating Expenses                  1.93%        1.05%
1 With respect to the Regions Morgan Keegan Select Value Fund Proforma,
  Class I Shares, the adviser expects to waive certain amounts. This is shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2004.
  Total Waiver of Fund Expenses                       0.00%        0.05%
  Total Actual Annual Fund Operating Expenses         1.93%        1.00%
  (after anticipated waiver)
2    With respect to the Regions Morgan Keegan Select Value Fund Proforma,
  Class I Shares, the adviser expects to waive a portion of the management fee. The adviser can terminate this waiver at any time. The management fee to be paid by the Regions Morgan Keegan Select Value Fund Proforma, Class I Shares (after the anticipated waiver) will be 0.75% for the fiscal year ending November 30, 2004.






---------------------------------------------------------------------------
  The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each of the Regions Morgan Keegan Select Financial Fund Class I Shares and the Regions
  Morgan Keegan Select Value Fund Class I Shares Pro Forma will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements".


  Example

  This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in Regions Morgan Keegan Select Financial Fund Class I Shares and Regions Morgan Keegan Select Value Fund Class I Shares Pro Forma for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                         Regions Morgan
                       Regions Morgan    Keegan Select
                       Keegan Select     Value Fund
                       Financial Fund    Class I Shares
                       Class I Shares    Pro Forma
  1 Year               $197              $107
  3 Years              $608              $334
  5 Years              $1,046            $579
  10 Years             $2,264            $1,283


      Performance Information

      The bar charts and tables below show the potential risks and rewards of investing in each Regions Fund. The bar charts provide an indication of the risks of investing in each Regions Fund's Class A Shares by showing changes in each Regions Fund's Class A Shares performance from year to year. The tables show how each Regions Fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. The total return information for Class I Shares of the Regions Funds has not been provided because the Class has not been in operation for a full calendar year.

      Keep in mind that past performance does not guarantee future results.


Risk/Return Bar Chart

Mid Cap Growth Fund


The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Class A Shares of Mid Cap Growth Fund as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "-30" and increasing in increments of 10 up to 50.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended 2003. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares of the Fund for each calendar year is stated directly at the top of each respective bar. The total return percentages for the years 2001 through 2003 are (0.97)%, (20.00)%, and 39.62%, respectively.

The performance information shown above will help you analyze the Mid Cap Growth Fund's investment risks in light of its historical returns. The bar chart shows the variability of the fund's Class A Shares' total returns on a calendar year-end basis. The returns for Class C Shares and Class I Shares differ from Class A returns shown to the extent their respective expenses differ. The fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns displayed for the Fund do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


Listed below are the highest and lowest quarterly returns for the Fund's Class A Shares for the periods shown in the bar chart above.

-------------------------------------------------------------------------------
Fund Name                     Highest Quarterly      Lowest Quarterly Return
                              Return
Regions Morgan Keegan Select  23.93% (quarter ended  (16.18)% (quarter ended
Mid Cap Growth Fund           June 30, 2003)         September 30, 2002)
-------------------------------------------------------------------------------

Value Fund

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Class A Shares of Value Fund as of the calendar year-end for each of five years.

The `y' axis reflects the "% Total Return" beginning with "-20" and increasing in increments of 5 up to 25.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended 2003. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares of the Fund for each calendar year is stated directly at the top of each respective bar. The total return percentages for the years 1999 through 2003 are 5.75%, 1.61%, (11.00)%, (17.39)% and 22.15%,
respectively.

The performance information shown above will help you analyze the Value Fund's investment risks in light of its historical returns. The bar chart shows the variability of the fund's Class A Shares' total returns on a calendar year-end basis. The returns for Class C Shares and Class I Shares differ from Class A returns shown to the extent their respective expenses differ. The fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns displayed for the Fund do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Listed below are the highest and lowest quarterly returns for the Fund's Class A Shares for the periods shown in the bar chart above.

------------------------------------------------------------------------------
Fund Name                     Highest Quarterly      Lowest Quarterly Return
                              Return
Regions Morgan Keegan Select  14.21% (quarter ended  (18.71)% (quarter ended
Value Fund                    June 30, 2003)         September 30, 2002)
------------------------------------------------------------------------------

Average Annual Total Return Tables

     The following tables represent each Regions Fund's Average Annual Total Returns for the period ended December 31, 2003. Each of the returns shown reflects applicable sales charges. Remember, you will not be charged any sales charges in connection with the Reorganizations of the Morgan Keegan Funds into the Regions Funds. If the returns shown below did not reflect applicable sales charges, the returns would have been higher. Return Before Taxes is shown. In addition, Return After Taxes is shown for each fund to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown.

     The tables also show the Mid Cap Growth Fund's total returns averaged over a period of years relative to the Standard & Poor's 500 Index ("S&P 500") and the Standard & Poor's Midcap 400/Barra Growth Index ("S&PMC 400/BG"), both broad-based market indexes, and to the Lipper Mid-Cap Growth Funds Index ("LMGFI"), and the Value Fund's total returns averaged over a period of years relative to the Standard & Poor's 500/Barra Value Index ("S&P500/BV"), a broad-based market index. Index returns do not reflect sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

     Past performance is no guarantee of future results. The information provides you with historical performance information so that you can analyze whether each Fund's investment risks are balanced by its potential returns.




MID CAP                                                      Start of
GROWTH FUND                         1 Year                  Performance*


Class A Shares
Return Before Taxes                 32.00%                  2.10%
Return After Taxes
   On Distributions**               32.00%                  (.029)%
Return After Taxes on
  Distribution and Sale of Fund
  Shares**                          20.80%                  0.36%
Class C Shares
Return Before Taxes                 36.15%                  4.37%
S&P 500***                          28.68%                  (6.40)%
S&P MC 400/BG***                    30.98%                  (7.05)%
LMGFI                               35.42%                  (13.40)%



*The Fund's Class A Shares and Class C Shares start of performance dates were July 10, 2000 and January 7, 2002, respectively.

**After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as Individual Retirement Accounts ("IRAs") or 401(k) plans. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will be different.

***The S&P 500 and S&P MC 400/BG are broad-based market indexes. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P MC 400/BG is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market having the highest price-to-book ratios. Indexes are not managed and it is not possible to invest directly in an index.



                                                                   Start of
VALUE FUND                          1 Year            5 Years     Performance*


Class A Shares
Return Before Taxes                 15.45%            (1.82)%       (1.06)%
Return After Taxes
   On Distributions**               15.19%            (2.63)%       (2.09)%
Return After Taxes on
  Distribution and Sale of Fund
  Shares**                          10.02%            (1.92)%       (1.33)%
Class C Shares
Return Before Taxes                 19.22%            NA            1.13%
S&P 500/BV***                       31.79%            1.89%         1.79%


*The Fund's Class A Shares and Class C Shares start of performance dates were May 20, 1998 and February 21, 2002, respectively.

**After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will be different.

***The S&P 500/BV is a broad-based market index. The S&P 500/BV is a sub-index of the S&P 500 representing 50% of the S&P 500 market capitalization and is comprised of those companies with lower price-to-book ratios. This index is not managed and it is not possible to invest directly in an index.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Regions Morgan Keegan Select Mid Cap Growth Fund

After a three-year bear market, stocks rallied nicely in 2003. As usually happens in the early stages of a market recovery, the lower-quality, small-cap and mid-cap stocks showed returns greater than the S&P 500,* and this year was no exception. For the 12-month reporting period ended November 30, 2003, the Regions Morgan Keegan Select Mid Cap Growth Fund's Class A Shares had a total return of 29.19%,** based on net asset value. In achieving this return, the Fund managed to show a return greater than the S&P 500's 15.09% return and the S&P MidCap 400/Barra Growth Index's 25.44%.*** This will be the fourth consecutive year of favorable comparison with our peers.

During the year, the Fund benefited from sector weightings, stock selection, and being mostly fully invested. A few stocks - Frontier Airlines, International Game Technology, E*TRADE Financial, Chico's and Sepracor - provided the large individual returns. As the year ended, we realized some gains and added to our cash position.

In closing, we would like to add that we are certainly happy to have produced a positive return in 2003, and we look forward to serving your investment needs in 2004.

*The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

**Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Class A Shares have a 5.50% maximum front-end sales charge.

***The S&P MidCap 400/Barra Growth Index is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market having the highest price-to-book ratios. The index is unmanaged and investments cannot be made in an index.

Line Graphs

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner of the line graph. The Class A Shares of Regions Morgan Keegan Select Mid Cap Growth Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The S&P 500 Index ("S&P 500") is represented by a dotted line, the S&P Midcap 400/Barra Growth Index ("S&P MC 400/BG") is represented by a gray line, and the Lipper Mid-Cap Growth Funds Index ("LMGFI") is represented by a dot/dash line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500, the S&P MC 400/BG and the LMGFI. The "x" axis reflects computation periods from 7/10/00 to 11/30/03. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the S&P 500, the S&P MC 400/BG, and the LMGFI. The ending values were $28,487, $18,832, $22,444 and $15,084, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/03 and from the start of performance of the Fund's Class A Shares (7/10/00) to 11/30/03. The total returns were 22.06% and 2.20%, respectively.

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner of the line graph. The Class C Shares of Regions Morgan Keegan Select Mid Cap Growth Fund (the "Fund"), based on a 1.00% sales charge, are represented by a solid line. The S&P 500 Index ("S&P 500") is represented by a dotted line, the S&P Midcap 400/Barra Growth Index ("S&P MC 400/BG") is represented by a gray line, and the Lipper Mid-Cap Growth Funds Index ("LMGFI") is represented by a dot/dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500, the S&P MC 400/BG and the LMGFI. The "x" axis reflects computation periods from 1/7/02 to 11/30/03. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% sales charge, as compared to the S&P 500, the S&P MC 400/BG, and the LMGFI. The ending values were $10,914, $9,325, $10,463 and $9,484, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/03 and from the start of performance of the Fund's Class C Shares (1/7/02) to 11/30/03. The total returns were 26.00% and 4.71%, respectively.

Regions Morgan Keegan Select Value Fund

In all, 2003 was a welcome year for equity investors. After three straight years of negative performance, the bear market thankfully took a break, and 2003 produced positive returns for equity investors. For the 12-month reporting period ended November 30, 2003, the Regions Morgan Keegan Select Value Fund's Class A Shares had a total return of 8.12%,* based on net asset value. The return for the Standard & Poor's 500/Barra Value Index (S&P500/BV) was 17.66%.**

Although the Fund produced a positive return, the Fund suffered in relative performance due to its bias towards large-cap and high-quality companies. While the Fund focused its investments in issues of higher quality large-cap stocks, the stocks that gave the strongest performance during the year were the smaller and lower quality issues. This can be seen in the return of the NASDAQ Composite Index, 33.24%,*** and Russell 2000 Index, 36.31%,**** which are partly composed of some of the lower-quality and smaller-cap stocks.

In closing, we would like to add that we are certainly happy to have produced a positive return in 2003 and we look forward to serving your investment needs in 2004.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Class A Shares have a 5.50% maximum front-end sales charge.

**The S&P 500/BV is a market capitalization-weighted index of stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and investments cannot be made in an index.

***The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

****The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made in an index.

Line Graphs

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner of the line graph. The Class A Shares of Regions Morgan Keegan Select Value Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The Standard & Poor's 500/Barra Value Index ("S&P 500/BV") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500/BV. The "x" axis reflects computation periods from 5/20/1998 to 11/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the S&P 500/BV. The ending values were $23,656 and $25,237, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/2003 and from the start of performance of the Fund's Class A Shares (5/20/1998) to 11/30/2003. The total returns were 2.18%, (2.30)%, and (1.99)%, respectively.

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner of the line graph. The Class C Shares of Regions Morgan Keegan Select Value Fund (the "Fund"), based on a 1.00% sales charge, are represented by a solid line. The Standard & Poor's 500/Barra Value Index ("S&P 500/BV") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the S&P 500/BV. The "x" axis reflects computation periods from 2/21/02 to 11/30/03. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% sales charge, as compared to the S&P 500/BV. The ending values were $9,711 and $10,435, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/2003 and from the start of performance of the Fund's Class A Shares (2/21/02) to 11/30/2003. The total returns were 5.52% and (1.66)%, respectively.

Fund Management

     MAM is the investment adviser to each fund. MAM manages each fund's assets, including buying and selling portfolio securities. MAM's address is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203. Founded in 1986, MAM is an indirect, wholly owned subsidiary of Regions Financial Corp., a bank holding company organized under the laws of the State of Delaware. As of December 31, 2003, Regions Financial Corporation was one of the 25 largest bank holding companies in the United States. MAM has, as of December 31, 2003, more than $8.2 billion in total assets under management.

     The annual investment advisory fee for Mid Cap Growth Fund is 0.75% of the fund's average daily net assets, and 1.00% for the first $100 million of Capital Growth Fund's average daily net assets and 0.75% for assets exceeding $100 million. The annual investment advisory fee for Value Fund is 0.80% of the fund's average daily net assets and for Financial Fund it is 1.00% of the fund's average daily net assets.

     MAM may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of each fund. These voluntary waivers or reimbursements may be terminated by MAM at any time in MAM's sole discretion.

     The following individuals serve as portfolio managers of the funds.

     Craig S. Harris, CFA - Senior Fund Manager and Chairman, Strategy Group, at MAM. Responsible for the day-to-day management of Value Fund and Financial Fund. Directs and reports the long-term strategy for the company. Experience: Thirteen years in trust, investment management and research administration for the fixed income funds. Education: B.S. Business Administration and Finance, Belhaven College, 1989; Graduate of the Southern Trust School, 1996. Chartered Financial Analyst, 1997.

     Charles A. Murray, CFA - Senior Fund Manager and Senior Equity Strategist, MAM. Responsible for the day-to-day management of Mid Cap Growth Fund and Capital Growth Fund. He is also the company's semiconductor analyst. Experience:
Over thirty years in  investment  management,  research and banking.  Education:
B.S. Finance, University of Alabama, 1970; Chartered Financial Analyst, 1993.

     David B. Rees, Jr., CFA - Senior Fund Manager at MAM. Responsible for the day-to-day management of the Value Fund; Member, Strategy Group. Experience:
Nine years in brokerage, investment management and research. Education: B.S. Finance, Auburn University, 1992; M.B.A. Auburn University, 1994; Chartered Financial Analyst, 2001.

     David P. McGrath - Senior Fund Manager at MAM. Responsible for the day-to-day management of Mid Cap Growth Fund; Member, Strategy Group.
Experience: Nine years in investment management and research. Education: B.S. Finance, University of Memphis, 1995; M.B.A. Byrant College, 1998.

Distribution Arrangements

     Federated Securities Corp. ("FSC"), an affiliate of FAS, is the principal distributor for shares of the Regions Funds. The Mid Cap Growth Fund and the Value Fund each has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which each fund may pay a fee to the distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the funds' Class C Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan.

     Morgan Keegan & Company, Inc. ("Morgan Keegan") acts as the distributor of the Morgan Keegan Funds' shares. It is a wholly-owned subsidiary of Regions Financial Corporation. Each Morgan Keegan Fund has adopted a Distribution Plan that allows the funds to pay distribution and service fees with respect to Class A and Class C Shares of the Morgan Keegan Funds. Under the Distribution Plan, distribution and service fees are paid at an aggregate annual rate of up to 0.50% for Class A shares and 1.00% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Because these fees are paid out of each fund's assets continuously, over time they will increase the cost of a shareholder's investment and may cost more than paying other types of sales charges.

     Purchases,   Redemptions  and  Exchange  Procedures;  Dividends  and  Other
Distributions

     Morgan Keegan is the transfer agent and dividend disbursing agent for each fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of the funds' shares, and the maintenance of records regarding the ownership of such shares. Reference is made to the Combined Preliminary Prospectus of the Regions Funds and the Prospectus of the Morgan Keegan Funds for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Regions Funds and the Morgan Keegan Funds' shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to the Regions Funds' shares and the Morgan Keegan Funds' shares.

     The following charts show the minimum initital and subsequent investment amounts for each fund:



            Minimum Investments - Class A Shares and Class C Shares
----------------------------------------------------------------------------------------------------------------
Fund                      Initial       Subsequent    Retirement Plan     Retirement Plan       Systematic
                        Investment      Investment   Investment Minimum     Subsequent        Investment Plan
                          Minimum        Minimum                        Investment Minimum      Subsequent
                                                                                            Investment Minimum
Mid Cap Growth Fund       $1,000           $50              $250                $50                 $50
Capital Growth Fund       $1,000           $50              $250                $50                 $50
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
Fund                      Initial       Subsequent     Retirement Plan      Retirement Plan       Systematic
                        Investment      Investment    Investment Minimum      Subsequent       Investment Plan
                          Minimum         Minimum                         Investment Minimum      Subsequent
                                                                                                  Investment
                                                                                                   Minimum
Value Fund                $1,000            $50              $250                 $50                $50
Financial Fund            $2,500           $100             $1,000               $100                $100
----------------------------------------------------------------------------------------------------------------


     There is no minimum initial investment for Class I Shares. However, Class I Shares are available only to a limited group of investors. If a shareholder is investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, a shareholder may be eligible to purchase Class I Shares.

     Initial Investment Minimums of the Regions Funds will be waived for purposes of the Reorganization.

     Due to the high cost of maintaining accounts with low balances, the Regions Funds may redeem shares in a shareholder's account and pay the proceeds if the shareholder's account balance falls below the required minimum initial investment amount. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum.

     Purchases of shares of Mid Cap Growth Fund and Value Fund may be made through a local Morgan Keegan office, broker-dealer, investment professional, financial institution or through an exchange from the same share class of another Regions mutual fund. Some authorized dealers may charge a transaction fee for this service. Each Fund reserves the right to reject any purchase request.

     Purchases of shares of Capital Growth Fund and the Financial Fund may be made through a Morgan Keegan Investment Broker by mail, by telephone, or by exchange with another Morgan Keegan fund.

     The purchase price of the Regions Funds' shares and the Morgan Keegan Funds' shares is based on net asset value, plus any applicable sales charges. However, shareholders of the Morgan Keegan Funds will not be charged these sales charges in connection with the Reorganization.


     Class A Shares of Mid Cap Growth Fund and Value Fund are sold at NAV, plus a front end sales charge as listed below:

Amount of Transaction                           Sales Charge as a % of
                                                    Offering Price
Less than $50,000                                     5.50%
$50,000 but less than $100,000                        4.50%
$100,000 but less than $250,000                       3.75%
$250,000 but less than $500,000                       2.50%
$500,000 but less than $1 million                     2.00%
$1 million or more                                    NAV


     A contingent deferred sales charge ("CDSC") of 1.00% of the redemption amount applies to Class A Shares (purchase amount of $1 million or more) redeemed within 12 months of the purchase date under certain investment programs where an investment professional received an advance payment on the transaction.

     Redemptions of Class C Shares of Mid Cap Growth Fund and Value Fund are subject to a 1.00% CDSC if the redemption is made within 12 months of the purchase.

     Purchase orders are effected at the offering price next calculated after receipt of the order. The net asset value per share for the Regions Funds and the Morgan Keegan Funds is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business ("NYSE Closing Time"). The Funds also offer a Systematic Investment Program. Additionally, the funds can be purchased through a retirement account.

     Each Fund offers the ability to exchange into the same class of the Regions Funds and the Morgan Keegan Funds without paying a sales charge. The new Fund shares will be the same class as the current shares. Any contingent deferred sales charges will continue to be calculated from the date of the shareholder's initial investment.

     Redemptions of the Regions Funds may be made through a local Morgan Keegan office or by telephoning Morgan Keegan at 1-800-366-7426. To redeem shares by mail, written requests must be received in proper form and can be made through the Trust Department, Morgan Keegan or any Authorized Dealer. Shares of the Regions Funds are redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days to allow the shareholder's purchase payment to clear; during periods of market volatility; or when the shareholder's trade activity or amount adversely impacts a fund's ability to manage its assets.

     Redemptions of shares of the Morgan Keegan Funds may be made through Morgan Keegan by mail, by telephone, by exchange into another fund, or by systematic withdrawal.

      Dividends and Other Distributions

     The Mid Cap Growth Fund and the Value Fund declare and pay dividends quarterly, and capital gain distributions, if any, at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.

     The Capital Growth Fund and Financial Fund declare and pay dividends annually. Capital gains distributions, if any, are paid at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.

     The Mid Cap Growth Fund and Value Fund distribute taxable dividends and capital gains. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Capital gains distributions are taxable at different rates depending upon the length of time a fund holds its assets. Redemptions and exchanges are taxable sales. Investors should consult their tax adviser regarding federal, state and local tax liability.

Financial Highlights

     The financial highlights table is intended to help you understand Mid Cap Growth Fund's and Value Fund's financial performance. The financial information in the table below is for the fiscal year ended November 30, 2003. The information below has been derived from the financial statements of Mid Cap Growth Fund and Value Fund, which has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report on Mid Cap Growth Fund's and Value Fund's financial statements as of November 30, 2003 is included in the Statement of Additional Information relating to this Prospectus/Proxy Statement ("SAI") dated [April 15, 2004]. Some of the information is presented on a per share basis. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and capital gains). The information should be read in conjunction with the financial statements of Mid Cap Growth Fund and Value Fund contained in the SAI.


REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a Share Outstanding Throughout Each Period)


Year Ended November 30              2003              2002               2001              2000    (1)


Net Asset Value, Beginning of      $11.99
Period                                               $13.66             $17.01            $17.62
Income From Investment
Operations:
Net investment income (loss)       (0.11)    (2)     (0.05)   (2)        0.03              0.08
Net realized and unrealized         3.61
gain (loss) on investments                           (1.60)              0.64             (0.69)
   Total from investment            3.50
operations                                           (1.65)              0.67             (0.61)
Less Distributions:
Distributions from net                -
investment income                                    (0.02)             (0.10)               -
Distributions from net
realized gain on investment           -                 -               (3.92)               -
transactions
   Total distributions                -              (0.02)             (4.02)               -
Net Asset Value, End of Period     $15.49            $11.99             $13.66            $17.01
Total Return3                       29.19     %      (12.07)   %         3.91    %        (3.46)    %


Ratios to Average Net Assets:
Expenses                            1.33      %       1.30     %         1.07    %         0.98     %    (4)
Net investment income              (0.82)     %      (0.42)    %         0.24    %         1.07     %    (4)
Supplemental Data:
Net assets, end of period (000    $175,867
omitted)                                             $114,660          $144,726          $101,056
Portfolio turnover                   49       %        126     %          81     %          118     %

1 Reflects operations for the period from July 10, 2000 (date of initial public investment) to November 30, 2000.
---------------------------------------------------------------------------
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge,
   if applicable.
4 Computed on an annualized basis.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated January 31, 2004, which can be obtained free of charge.


REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a Share Outstanding Throughout Each Period)



Year Ended November 30                         2003                    2002      (1)
Net Asset Value, Beginning of Period           $11.92                 $13.71
Income From Investment Operations:
Net investment income (loss)                   (0.21)     (2)         (0.12)     (2)
Net realized and unrealized gain                3.58
(loss) on investments                                                 (1.67)
   Total from investment operations             3.37                  (1.79)
Less Distributions:
Distributions from net investment                -
income                                                                   -
Net Asset Value, End of Period                 $15.29                 $11.92
Total Return3                                  28.27       %         (14.06)%


Ratios to Average Net Assets:
Expenses                                        2.08       %           2.05%             (4)
Net investment income                          (1.62)      %          (1.18)%            (4)
Supplemental Data:
Net assets, end of period (000                 $1,825
omitted)                                                               $259
Portfolio turnover                               49        %           126%

1 Reflects operations for the period from January 7, 2002 (date of initial public investment) to November 30, 2002.
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
4 Computed on an annualized basis.

Further  information  about the Fund's  performance  is  contained in the Fund's
Annual Report, dated January 31, 2004, which can be obtained free of charge.


REGIONS MORGAN KEEGAN SELECT VALUE FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a Share Outstanding Throughout Each Period)



Year Ended November 30                        2003              2002                  2001            2000            1999
Net Asset Value, Beginning of Period         $12.22            $13.94                $15.22          $15.93          $17.28
Income From Investment Operations:
Net investment income                         0.08    (1)       0.12                  0.21            0.16            0.18
Net realized and unrealized gain              0.90
(loss) on investments                                          (1.71)                (1.27)          (0.17)           0.73
   Total from investment operations           0.98             (1.59)                (1.06)          (0.01)           0.91
Less Distributions:
Distributions from net investment            (0.07)
income                                                         (0.13)                (0.22)          (0.16)          (0.17)

Distributions from net realized gain        ---------
on investment transactions                      -                -                     -             (0.54)          (2.09)
Distributions from paid in capital              -              (0.00)   (2)(3)         -                -              -
   Total from investment operations          (0.07)            (0.13)                (0.22)          (0.70)          (2.26)
Net Asset Value, End of Period               $13.13            $12.22                $13.94          $15.22          $15.93
Total Return4                                 8.12     %      (11.47)     %          (6.96)   %       0.00    %       5.76   %


Ratios to Average Net Assets:
Expenses                                      1.25     %        1.23      %           0.98    %       0.96    %       0.97   %
Net investment income                         0.68     %        0.89      %           1.41    %       1.08    %       1.02   %
Expense waiver/reimbursement 5                0.05     %        0.05      %           0.05    %       0.05    %       0.05   %
Supplemental Data:
Net assets, end of period (000              $209,319
omitted)                                                      $196,423              $214,667         $192,426        $205,198
Portfolio turnover                             231     %        163       %           128     %        41     %        69    %



1 Based on average shares outstanding.
2 Represents a return of capital for federal income tax purposes.
3 Represents less than $0.01.
4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated January 31, 2004, which can be obtained free of charge.



REGIONS MORGAN KEEGAN SELECT VALUE FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a Share Outstanding Throughout Each Period)


Year Ended November 30                               2003                      2002      (1)
Net Asset Value, Beginning of Period                $12.21                    $13.35
Income From Investment Operations:
Net investment income                                0.00     (2)(3)           0.02
Net realized and unrealized gain (loss) on           0.92
investments                                                                   (1.14)
   Total from investment operations                  0.92                     (1.12)
Less Distributions:
Distributions from net investment income            (0.00)      (3)           (0.02)
Distributions from paid in capital                     -                      (0.00)    (3)(4)
   Total from investment operations                 (0.00)      (3)           (0.02)
Net Asset Value, End of Period                      $13.13                    $12.21
Total Return5                                        7.55        %            (8.80)      %


Ratios to Average Net Assets:
Expenses                                             2.00        %             1.98       %     (6)
Net investment income                                0.04        %             0.21       %     (6)
Expense waiver/reimbursement 7                       0.05        %             0.05       %     (6)
Supplemental Data:
Net assets, end of period (000 omitted)              $368                      $55
Portfolio turnover                                    231        %             163        %


1 Reflects operations for the period from February 21, 2002 (date of initial public investment) to November 30, 2002.
2 Based on average shares outstanding.
3 Represents less than $0.01.
4 Represents a return of capital for federal income tax purposes.
5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
6 Computed on an annualized basis.
7 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated January 31, 2004, which can be obtained free of charge.


                      INFORMATION ABOUT THE REORGANIZATIONS


                   Description of the Proposed Reorganizations

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information of the Regions Funds and the Morgan Keegan Funds and the Plan. The Plan provides for the Reorganizations to occur on or about [June 11, 2004 (Value Fund and Financial
Fund) and June 18, 2004 (Mid Cap Growth Fund and Capital Growth Fund)] (the "Closing Date"). The Plan provides that all of the assets of each Morgan Keegan Fund will be transferred to the corresponding Regions Fund at the close of business or at such other time as to which the funds may agree (the "Effective Time") on the Closing Date of the Reorganizations. In exchange for the transfer of these assets, each Regions Fund will (a) simultaneously issue at the Effective Time of the Reorganizations a number of full and fractional shares of the Regions Fund to the corresponding Morgan Keegan Fund equal in value to the aggregate net asset value of the corresponding Morgan Keegan Fund calculated before the Effective Time of the Reorganizations; and (b) assume all of the liabilities of the Morgan Keegan Fund.

     Following the transfer of assets in exchange for shares of the respective Regions Fund, each corresponding Morgan Keegan Fund will distribute all the shares of the respective Regions Fund pro rata to its shareholders of record in complete liquidation and termination of the Morgan Keegan Fund. Shareholders of each Morgan Keegan Fund owning shares at the Effective Time of the Reorganizations will receive a number of shares of the corresponding Regions Fund with the same aggregate value as the shareholder had in the Morgan Keegan Fund immediately before the Reorganizations. Such distribution will be accomplished by the establishment of accounts in the names of each Morgan Keegan Fund's shareholders on the share records of the corresponding Regions Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Regions Fund due to the shareholders of the corresponding Morgan Keegan Fund. The Morgan Keegan Funds will then be terminated.

     The Regions Funds do not issue share certificates to shareholders. Shares of each Regions Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by Morgan Keegan Funds' shareholders. Each Morgan Keegan Fund shareholder would receive shares of the same class of the applicable Regions Fund as they currently own. Each Reorganization is independent of the other; therefore, if the shareholders of Capital Growth Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of Financial Fund approve their Reorganization, and vice versa.

     The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganizations with respect to each Morgan Keegan Fund and the corresponding Regions Fund is conditioned upon, among other things: (i) approval of the Reorganization by the relevant Morgan Keegan Fund's shareholders; and (ii) the receipt by the Morgan Keegan Fund and the Regions Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Morgan Keegan Fund, its shareholders and the Regions Fund. The Plan may be terminated with respect to either Reorganization if, before the
Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of the Morgan Keegan Funds or the Regions Funds, as the case may be, determines that the
Reorganization is not in the best interests of the shareholders of the Morgan Keegan Fund or the corresponding Regions Fund, respectively.

     To  the   extent   described   in  the   Plan,   the   expenses   of   each
Reorganizationwill be paid by MAM or its affiliates.

     Description of Regions Fund Shares and Capitalization

     Shares  of  the  Regions  Funds  to  be  issued  to   shareholders  of  the
corresponding Morgan Keegan Funds under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of each Regions Fund provided herewith for additional information about shares of the Regions Fund.

     The  following  tables set forth the  unaudited  capitalization  of Capital
Growth Fund into Mid Cap Growth Fund and Financial Fund into Value Fund as of February 27, 2004:




Regions Morgan Keegan Select Capital Growth Fund - Regions Morgan Keegan
Select Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                            Regions Morgan Keegan
                                                                   Regions Morgan Keegan    Select Mid Cap Growth
                                  Regions Morgan Keegan Select     Select Mid Cap Growth    Fund-Class A Shares Pro
                                  Capital Growth Fund-Class A      Fund-Class A Shares      Forma Combined
                                  Shares
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Assets                        $33,628,219                      $191,972,788             $225,601,007
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share         $16.07                           $16.10                   $16.10
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding                2,092,702                        11,924,302               14,011,011
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                            Regions Morgan Keegan
                                   Regions Morgan Keegan Select   Regions Morgan Keegan     Select Mid Cap Growth
                                   Capital Growth Fund-Class C    Select Mid Cap Growth     Fund-Class C Shares
                                   Shares                         Fund-Class C Shares       Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net Assets                         $36,172                        $2,182,206                $2,218,378
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share          $15.85                         $15.85                    $15.85
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding                 2,283                          137,661                   139,943
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                   Regions Morgan Keegan Select   Regions Morgan Keegan
                                   Capital Growth Fund-Class I    Select Mid Cap Growth
                                   Shares                         Fund-Class I Shares Pro
                                                                  Forma Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Assets                         $531,194                       $531,194
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Asset Value Per Share          $16.23                         $16.10
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Shares Outstanding                 32,739                         32,993
-----------------------------------------------------------------------------------------------

Regions Morgan Keegan Select Financial Fund - Regions Morgan Keegan Select
Value Fund

-----------------------------------------------------------------------------------------------------------------
                                                                                       Regions Morgan Keegan
                                  Regions Morgan Keegan       Regions Morgan Keegan    Select Value Fund-Class
                                  Select Financial            Select Value Fund-Class  A Shares Pro Forma
                                  Fund-Class A Shares         A Shares                 Combined
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Assets                        $5,894,302                  $202,963,915             $208,858,217
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share         $13.39                      $14.00                   $14.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding                440,081                     14,500,447               14,921,469
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                       Regions Morgan Keegan
                                 Regions Morgan Keegan        Regions Morgan Keegan    Select Value Fund-Class
                                 Select Financial Fund-Class  Select Value Fund-Class  C Shares Pro Forma
                                 C Shares                     C Shares                 Combined
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Assets                       $1,539,535                   $460,958                 $2,000,493
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share        $13.21                       $13.99                   $13.99
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding               116,575                      32,942                   142,987
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------

                                  Regions Morgan Keegan       Regions Morgan Keegan
                                  Select Financial            Select Value Fund-Class I
                                  Fund-Class I Shares         Shares Pro Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets                        $691,803                    $691,803
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value Per Share         $13.59                      $14.00
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding                50,917                      49,415
-----------------------------------------------------------------------------------------



      Federal Income Tax Consequences

     As a condition to each Reorganization, the funds will receive an opinion of Kirkpatrick & Lockhart, LLP, each substantially to the effect that, on the basis of the existing provisions of the Code and the regulations thereunder, current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization will qualify as a tax-free reorganization under section 368(a)(1)(C) of the Code, and the Morgan Keegan Fund and the Regions Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o the Regions Fund will recognize no gain or loss upon its receipt of the Morgan Keegan Fund's assets in exchange solely for the Regions Fund's shares and the Regions Fund's assumption of the Morgan Keegan Fund's liabilities;

o the Morgan Keegan Fund will recognize no gain or loss upon the transfer of its assets to the Regions Fund in exchange solely for the Regions Fund's shares and the Regions Fund's assumption of the Morgan Keegan Fund's liabilities or the distribution of the Regions Fund's shares to the Morgan Keegan Fund's shareholders in constructive exchange for their Morgan Keegan Fund's shares;

o the shareholders of the Morgan Keegan Fund will recognize no gain or loss upon the exchange of their Morgan Keegan Fund shares for Regions Fund shares;

o the Regions Fund's tax basis in each Morgan Keegan Fund it receives in the Reorganization will be the same as the Morgan Keegan Fund's tax basis in that asset immediately prior to the Reorganization;

o the Regions Fund's holding period for each such asset will include the period during which the asset was held by the Morgan Keegan Fund;

o each Morgan Keegan Fund's shareholder's aggregate tax basis in the shares of the Regions Fund received by each shareholder of the Morgan Keegan Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Morgan Keegan Fund held by such shareholder immediately prior to the Reorganization; and

o each Morgan Keegan Fund's shareholder's holding period for the Regions Fund's shares it receives pursuant to the Reorganization will include the period during which the shareholder held the Morgan Keegan Fund shares exchanged therefor, provided the Morgan Keegan Fund shares were held as capital assets at the Effective Time.

     Each foregoing opinion may state that no opinion is expressed as to the effect of either Reorganization on the Regions Funds, the Morgan Keegan Funds or the Morgan Keegan Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Shareholders of the Morgan Keegan Funds should consult their tax advisors regarding the effect of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences of the Reorganizations.

      Reasons for the Reorganizations

     Reorganization of Capital Growth Fund into Mid Cap Growth Fund. In an effort to promote efficient operations, to eliminate certain duplicative costs and to enhance the distribution of fund shares by eliminating overlapping investment products, Morgan Keegan and MAM proposed that Capital Growth Fund be reorganized into Mid Cap Growth Fund. The Reorganization would give the shareholders of Capital Growth Fund the opportunity to participate in a larger fund with substantially similar investment objectives, policies and limitations. Thus, shareholders are expected to realize a reduction in the net and gross annual operating expenses paid in connection with their investment in the Mid Cap Growth Fund.

     The Board of Directors met on February 12, 2004 to receive information concerning the Capital Growth Fund, to review this information and to consider the terms of the proposed Reorganization. After consultation with legal counsel, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plan with respect to the fund and recommended its approval by the shareholders of Capital Growth Fund. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the fund and that the interests of the shareholders of the fund would not be diluted as a result of the Reorganization.

     At the meeting, representatives of MAM discussed the rationale for the Reorganization. The MAM representatives explained that both Mid Cap Growth Fund and Capital Growth Fund were being managed by the same portfolio manager pursuant to substantially similar investment objectives, policies and limitations and that merging the two funds would eliminate overlapping investment products. The MAM representatives also noted that merging the funds is expected to allow efficiencies of scale as fixed expenses would be spread out over a larger asset and shareholder base, thereby allowing Capital Growth shareholders to realize a reduction in fund expenses when they become shareholders of Mid Cap Growth Fund.

     The MAM representatives explained that other alternatives to the reorganization were considered, including selling the funds or continuing to have them operate separately, but that it was determined that the more beneficial course of action would be to merge the funds. They further noted that MAM or its affiliates would bear all of the costs of the Reorganization and that they expected the Reorganization to be tax-free.

     In approving the Reorganization, the Board took into consideration a number of factors, including (1) the terms and conditions fo the Reorganization; (2) the compatibility of the investment programs of Capital Growth Fund and Mid Cap Growth Fund; (3) the historical expense ratios of each fund on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of the fund; (5) the greater long-term viability of the combined Mid Cap Growth Fund that will result form the Reorganization as compared to the Capital Growth Fund as a separate fund; (6) the continuity of advisory and transfer agency services provided by the Reorganization; and (7) the non-recognition of any gain or loss for federal income tax purposes as a result of the Reorganization to the fund or its shareholders.

     Reorganization of Financial Fund into Value Fund. In an effort to promote more efficient operations, Morgan Keegan and MAM proposed that Financial Fund be reorganized into Value Fund. The Reorganization would give the shareholders of Financial Fund the opportunity to participate in a fund with a larger asset and shareholder base and a more diverse portfolio of invetments.

     The Board of Directors met on February 12, 2004 to receive information concerning the Financial Fund, to review this information and to consider the terms of the proposed Reorganization. After consultation with legal counsel, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plan with respect to the fund and recommended its approval by the shareholders of Financial Fund. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the fund and that the interests of the shareholders of the fund would not be diluted as a result of the Reorganization.

     At the meeting, representatives of MAM discussed the rationale for the Reorganization. The MAM representatives noted the small asset base of the fund and indicated that, unless there were a merger with Value Fund, MAM would have difficulty, and would have to re-evaluate its ability going forward, to continue to manage the fund efficiently and effectively. The MAM representatives noted that, while Financial Fund and Value Fund do not have similar investment objectives and strategies, the two funds were being managed by the same portfolio manager in accordance with the same value-oriented investment philosophy. Moreover, they noted that, although Value Fund's investments are not concentrated in the financial sector, the fund maintains a substantial position in financial stocks. Thus, they explained that Financial Fund shareholders would continue to have significant exposure to investments in the financial industry, but that they also would be able to benefit from a more diverse portfolio of investments not limited to any one industry or sector.

     The MAM representatives stated that merging the funds also are expected to allow efficiencies of scale as fixed expenses would be spread out over a much larger asset and shareholder base, thereby allowing Financial Fund shareholders to realize a reduction in fund expenses when they become shareholders of Value Fund.

     The MAM representatives explained that other alternatives to the Reorganization were considered, including selling the Financial Fund or continuing to have it operate separately from Value Fund, but that it was determined that the more beneficial course of action would be to merge the two funds. They further noted that MAM or its affiliates would bear all of the costs of the Reorganization and that they expected the Reorganization to be tax-free.

     In approving the Reorganization, the Board took into consideration a number of factors, including (1) the terms and conditions of the Reorganization; (2) the extent to which the investment programs of Financial Fund and Value Fund were compatible; (3) the historical expense ratios of each fund on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of each fund (5) the greater long-term viability of the combined Value Fund that will result from the Reorganization as compared to the continued operation of Financial Fund as a separate fund; (6) the continuity of advisory and transfer agency services provided by the
Reorganization; and (7) the non-recognition of any gain or loss for federal income tax purposes as a result of the Reorganization to the fund or its shareholders.

    BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF
         EACH MORGAN KEEGAN FUND APPROVE THE RESPECTIVE REORGANIZATION.

Comparative  Information on Shareholder Rights and Obligations

     General. The Regions Funds and the Morgan Keegan Funds are series of open-end management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Regions Funds are organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The Regions Funds are governed by their Declaration of Trust, Bylaws and Board of Trustees, in addition to applicable state and federal law. The Morgan Keegan Funds are organized as a Maryland corporation, and are governed by their Articles of Incorporation, Bylaws and Board of Directors, in addition to applicable state and federal law. The rights of shareholders of the Regions Funds are set forth in the applicable Declaration of Trust and Bylaws. The rights of shareholders of the Morgan Keegan Funds are set forth in the applicable Articles of Incorporation and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of the Regions Funds and shareholders of the Morgan Keegan Funds.

     Shares of the Regions Funds and Morgan Keegan Funds. The Regions Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. Each Regions Fund is a separate series of Regions Morgan Keegan Select Funds. The Board of Trustees of Regions Morgan Keegan Select Funds has established three classes of shares of Mid Cap Growth Fund and the Value Fund, known as Class A Shares, Class C Shares and Class I Shares.

     The Board of Directors of the Morgan Keegan Funds has established and classified 100,000,000 shares of each class of shares of the Morgan Keegan Funds; each share has a par value of one tenth of one cent ($.001). Each Morgan Keegan Fund is a portfolio of the Morgan Keegan Select Fund, Inc. The Board of Directors of Morgan Keegan Select Fund, Inc. has established three classes of shares of the Capital Growth Fund and the Financial Fund, known as Class A Shares, Class C Shares and Class I Shares. Issued and outstanding shares of both the Regions Funds and Morgan Keegan Funds are fully paid and non-assessable.

     Voting Rights. Neither the Regions Funds nor the Morgan Keegan Funds is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of Board members under certain circumstances. The Regions Funds and the Morgan Keegan Funds require that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least one-tenth of the outstanding shares of the series or class of the Regions Funds or at least 25% of all shares of the Morgan Keegan Funds, as the case may be, entitled to vote. Each share of each Regions Fund and each Morgan Keegan Fund gives the shareholder one vote for each share and a fractional vote for each fraction of a share in matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Regions Funds and the Morgan Keegan Funds have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

     Trustees and Directors. The Declaration of Trust for the Regions Funds provides that the term of office of each Trustee shall be for the lifetime of the applicable Regions Fund, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee of the Regions Fund may be removed by : (i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

     The Bylaws of the Morgan Keegan Funds provide that a Director shall hold office until a successor is elected and qualified or until the Director's earlier death, resignation or removal. At any stockholders' meeting duly called, provided a quorum is present, any Director may be removed (either with or without cause) by the affirmative vote of a majority of all the votes entitled to be cast for the election of Directors, and at the same meeting, a duly qualified person may be elected in his stead by a plurality of the votes validly cast. A vacancy on the Board may be filled by the Directors remaining in office, although less than a quorum, except that a newly created directorship may be filled only by a majority vote of the entire Board, provided that in either case immediately after filling such vacancy, at least two-thirds of the directors then holding office shall have been elected to such office by shareholders. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders.

     Liability Of Trustees And Officers. Under the Bylaws for the Regions Funds and the Morgan Keegan Funds, a Trustee/Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or, in the case of the Morgan Keegan Funds, the reckless disregard of his duties under any contract or agreement with the funds. The Bylaws for the Regions Funds and the Morgan Keegan Funds further provide that Trustees/Directors and officers will be indemnified by the Regions Funds and the Morgan Keegan Funds to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

     Shareholder Liability. Under certain circumstances, shareholders of the Regions Funds may be held personally liable as partners under Massachusetts law for obligations of the Regions Morgan Keegan Select Funds on behalf of the applicable Regions Fund. To protect its shareholders, the Regions Funds has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Regions Funds. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Regions Funds or its Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for Regions Funds' obligations on behalf of a Regions Fund, the Regions Funds is required to use its property to protect or compensate the shareholder. On request, the Regions Funds will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Regions Funds on behalf of such Regions Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Regions Funds itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of such Regions Fund.




         INFORMATION ABOUT THE REGIONS FUNDS AND THE MORGAN KEEGAN FUNDS

Regions Funds

     Each Regions Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, the proxy and information statements, and other information filed by such Regions Fund, can be obtained by calling or writing such Regions Fund and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549 and at certain of its regional offices located at Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, Illinois 60604 and 233 Broadway New York, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


     This Prospectus/Proxy Statement, which constitutes part of a separate Registration Statement filed by the Regions Funds, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in each such Registration Statement. Reference is hereby made to the Registration Statements and to the exhibits thereto for further information with respect to the applicable Regions Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.


Morgan Keegan Funds

     Each Morgan Keegan Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements, and other information filed by the Morgan Keegan Funds can be obtained by calling or writing the Morgan Keegan Funds and can also be inspected at the public reference facilities maintained by the Securities and Exchange Commission at the addresses listed in the previous section or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

        INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     Proxies are being solicited by the Board of the Morgan Keegan Select Fund, Inc., on behalf of its portfolios, Regions Morgan Keegan Select Capital Growth Fund and Regions Morgan Keegan Select Financial Fund. The proxies will be voted at the special meeting of shareholders of the Morgan Keegan Funds to be held at _______[a.m./p.m.] Central Time, on June 11, 2004 (Financial Fund) and June 18, 2004 (Capital Growth Fund) at _________ (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MAM or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of each fund, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. MAM or its affiliates may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about [April 21, 2004], to shareholders of record at the close of business on [April __, 2004] (the "Record Date").

     The Annual Report for the Regions Funds, which contains audited financial statements for the fiscal year ended November 30, 2003 and the Annual and Semi-Annual Reports for the Morgan Keegan Funds, which contain audited financial statements for the fiscal year ended June 30, 2003 and unaudited financial statements for the six-month period ended December 31, 2003, respectively, were previously mailed to shareholders of the respective funds. The funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the Annual Report and/or the Semi-Annual Reports for the Regions Funds and the Morgan Keegan Funds. Requests for Annual Reports or Semi-Annual Reports for the Regions Funds and the Morgan Keegan Funds may be made in writing to the Regions Funds' and the Morgan Keegan Funds' principal executive offices or by calling the Regions Funds or the Morgan Keegan Funds. The principal executive offices for the Regions Funds and the Morgan Keegan Funds are located at 417 North 20th Street, 15th Floor, P.O. Box 10247, Birmingham, Alabama and Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, respectively. The Regions Funds' toll-free telephone number is 1-877-757-7424 and the Morgan Keegan Funds' toll-free telephone number is 1-800-366-7426.

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Morgan Keegan Funds is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

     Each Morgan Keegan Fund will vote separately on the approval of the applicable Plan. In order to hold the Special Meeting with respect to a Morgan Keegan Fund, a "quorum" of shareholders of that Fund must be present. Holders of at least one-third of the total number of outstanding shares of the applicable Morgan Keegan Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal relating to that Fund.

     Approval of the Reorganization with respect to each Morgan Keegan Fund requires the vote of a majority of the outstanding shares of that particular Morgan Keegan Fund entitled to vote on the proposal. In the event that shareholders of one Morgan Keegan Fund do not approve the Plan, the Reorganization will proceed with respect to the Morgan Keegan Fund that has approved the applicable Plan, subject to the other conditions contained in the Plan having been met.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     If a quorum for either Fund is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum for either Fund is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

               SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS

                Regions Morgan Keegan Select Capital Growth Fund

Officers and Directors directly or indirectly own less than 1% of the Regions Morgan Keegan Select Capital Growth Fund's outstanding shares. [to be confirmed]

At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of each class of the Regions Morgan Keegan Select Capital Growth Fund:

[To Come]

Upon consummation of the Reorganization, such persons would own shares as follows based upon present holdings:

[To Come]

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

      Regions Morgan Keegan Select Financial Fund

Officers and Directors directly or indirectly own less than 1% of the Regions Morgan Keegan Select Financial Fund's outstanding shares. [to be confirmed]

At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of Regions Morgan Keegan Select Financial
Fund:

[To Come]

Upon consummation of the Reorganization, such persons would own shares as follows based upon present holdings:

[To Come]

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Morgan Keegan Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Morgan Keegan Funds, Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Morgan Keegan Funds.

---------------------------------------------------------------------------
 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
  CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
                       MAILED IN THE UNITED STATES.
---------------------------------------------------------------------------

                                                 By Order of the Board of
Directors,


                                                ______________
                                                Charles D. Maxwell
                                                Secretary
[April 15, 2004]


                                                                       Exhibit A




          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _________________, 2004, between MORGAN KEEGAN SELECT FUND, INC, a Maryland corporation ("Corporation"), on behalf of each segregated portfolio of assets ("series") thereof listed under the heading "Acquired Funds" on Schedule A to this Agreement ("Schedule A") (each an "Acquired Fund"), and REGIONS MORGAN KEEGAN SELECT FUNDS, a Massachusetts business trust ("Trust"), on behalf of each series thereof listed under the heading "Acquiring Funds" on Schedule A (each an "Acquiring Fund"). (The Acquired Funds and the Acquiring Funds are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Corporation and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") The Investment Companies wish to effect two separate reorganizations described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will consist of (1) the transfer of the assets of an Acquired Fund to the Acquiring Fund listed on Schedule A opposite its name (each, a "corresponding Acquiring Fund") in exchange solely for that Acquiring Fund's assumption of that Acquired Fund's liabilities and the issuance to that Acquired Fund of shares of beneficial interest in that Acquiring Fund, (2) the distribution of those shares to that Acquired Fund's shareholders in liquidation of that Acquired Fund, and (3) the termination of that Acquired Fund, all on the terms and conditions hereinafter set forth in this Agreement. (All such transactions involving each Acquired Fund and its corresponding Acquiring Fund are referred to herein as a "Reorganization.") The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement will refer only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.) All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by the Funds are made and shall be taken or undertaken by Corporation on Acquired Fund's behalf and by Trust on Acquiring Fund's behalf.

Acquired Fund's shares are divided into three classes, designated Class A, Class C, and Class I shares ("Class A Acquired Fund Shares," "Class C Acquired Fund Shares," and "Class I Acquired Fund Shares," respectively, and collectively, "Acquired Fund Shares"). Acquiring Fund's shares also are divided into three classes, designated Class A, Class C, and Class I shares ("Class A Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class I Acquiring Fund Shares," respectively, and collectively, "Acquiring Fund Shares"). The Funds' identically designated classes of shares are substantially similar to each other.

     In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      1.1. Acquired Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

      (a) to issue and deliver to Acquired Fund the number of full and fractional (rounded to the third decimal place) (1) Class A
      Acquiring Fund Shares determined by dividing Acquired Fund's net value (computed as set forth in paragraph 2.1) ("Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (2) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (3) Class I Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the NAV of a Class I Acquiring Fund Share (as so computed); and
      (b) to assume all of Acquired Fund's liabilities described in paragraph 1.3 ("Liabilities").
Such transactions shall take place at the Closing (as defined in paragraph
3.1).
1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Acquired Fund's books, and other property Acquired Fund owns at the Effective Time (as defined in paragraph 3.1).
1.3. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.
1.4. At or immediately before the Effective Time, Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (as defined in section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain (as defined in section 1222(11)), if any, for the current taxable year through the Effective Time.
1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Acquired Fund Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Acquiring Shares due that Shareholder, the account for each Shareholder that holds Class C Acquired Fund Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder, and the account for each Shareholder that holds Class I Acquired Fund Shares shall be credited with the respective pro rata number of Class I Acquiring Shares due that Shareholder). All outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.
1.7. Any reporting responsibility of Acquired Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.
1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's share transfer books of the Acquired Fund Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.
2.    VALUATION
2.1.  For purposes of paragraph 1.1(a), Acquired Fund's net value shall be
(a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing
("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.
2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of the Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.
2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of [State Street Bank and Trust Company].
3.    CLOSING AND EFFECTIVE TIME
3.1. The Reorganization, together with related acts necessary to consummate it ("Closing"), shall occur at the Investment Companies' principal office on or about _________________, 2004, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Acquired Fund's net value and/or the NAV of an Acquiring Fund Share of any class is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored.
3.2. Corporation's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Acquired Fund's books immediately before the Closing. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
3.3. Corporation shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Acquired Fund Shares owned by each Shareholder, all as of the Effective Time, certified by Corporation's Secretary or Assistant Secretary.
Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books. Trust shall issue and deliver a confirmation to Corporation evidencing the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time or provide evidence satisfactory to Corporation that such Acquiring Fund Shares have been credited to Acquired Fund's account on Acquiring Fund's share transfer books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.
3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
4.    REPRESENTATIONS AND WARRANTIES
4.1.  Corporation represents and warrants as follows:
      4.1.1. Corporation is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Amended Articles of Incorporation ("Articles") are on file with that state's Department of Assessments and Taxation;
      4.1.2. Corporation is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;
      4.1.3. Acquired Fund is a duly established and designated series of Corporation;
      4.1.4. At the Closing, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;
      4.1.5. Acquired Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
      4.1.6. Acquired Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Articles or Corporation's By-Laws or of any agreement, instrument, lease, or other undertaking to which Corporation (with respect to Acquired Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Acquired Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;
      4.1.7. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
      4.1.8. Except as otherwise disclosed in writing to and accepted by Trust, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business and
      (b) Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;
      4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Corporation (with respect to Acquired Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
      4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "Federal Securities Laws") for Corporation's execution or performance of this Agreement, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement ("Prospectus/Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
      4.1.11. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Trust for use therein;
      4.1.12. Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Corporation's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to June 30, 2003, or otherwise disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Acquired Fund's operations;
      4.1.13. Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year;
      the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
      4.1.14. Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);
      4.1.15. Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;
      4.1.16.  During the five-year period ending at the Effective Time,
      (a) neither Acquired Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;
      4.1.17. Acquired Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended June 30, 2003, have been timely filed and all taxes payable pursuant to those returns have been timely paid; and
      4.1.18. Corporation's audited financial statements for the year ended June 30, 2003, and unaudited financial statements for the six months ended December 31, 2003, to be delivered to Trust, fairly represent Acquired Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended.
4.2.  Trust represents and warrants as follows:
      4.2.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and its Amended and Restated Declaration of Trust ("Declaration") is on file with that state's Secretary of State;
      4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;
      4.2.3. Acquiring Fund is a duly established and designated series of
      Trust;
      4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
      4.2.5. The Acquiring Fund Shares to be issued and delivered to Acquired Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;
      4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
      4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;
      4.2.8. Except as otherwise disclosed in writing to and accepted by Corporation, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust (with respect to Acquiring Fund) or any of its properties or assets Corporation (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect
      Acquiring Fund's financial condition or the conduct of its business and (b) Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;
      4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Corporation's board of directors, "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust (with respect to Acquiring Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
      4.2.10. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws for Trust's execution or performance of this Agreement, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Trust's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
      4.2.11. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Corporation for use therein;
      4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
      4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
      (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;
      4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;
      4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;
      4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;
      4.2.17. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;
      4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares;
      4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended November 30, 2003, have been timely filed and all taxes payable pursuant to such returns have been timely paid;
      4.2.20. Trust's audited financial statements for the year ended November 30, 2003, and unaudited financial statements for the six months ended May 31, 2004, to be delivered to Corporation, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and
      4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.
4.3.  Each Investment Company represents and warrants as follows:
      4.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it constructively surrenders in exchange therefor;
      4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and
      (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
      4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;
      4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
      4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;
      4.3.6. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization. For the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;
      4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired
      Fund Shares such Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;
      4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;
      4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"); and
      4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.16, 4.2.17, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Acquired Fund at the Effective Time.
5.    COVENANTS
5.1. Each Investment Company covenants to operate its respective Fund's business in the ordinary course between the date hereof and the Closing, it being understood that:
      (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and
      (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Acquired Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent, and the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.
5.2. Corporation covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
5.3. Corporation covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.
5.4. Corporation covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Acquired Fund will be turned over to Trust at the Closing.
5.5. Each Investment Company covenants to cooperate in preparing the Prospectus/Statement in compliance with applicable federal securities laws.
5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Trust, on Acquiring Fund's behalf, title to and possession of all the Assets, and (b) Corporation, on Acquired Fund's behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
5.7. Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue Acquiring Fund's operations after the Effective Time.
5.8. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6.    CONDITIONS PRECEDENT
Each Investment Company's obligations hereunder shall be subject to
(a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:
6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards.
6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration
Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.
6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.
      6.4. Corporation shall have received an opinion of Reed Smith substantially to the effect that:

      6.4.1. Acquiring Fund is a duly established series of Trust, a Business Trust that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration to own all its properties and assets and, to Reed
      Smith's knowledge, to carry on its business as presently conducted;
      6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on Acquiring Fund's behalf and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on Acquired Fund's behalf, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
      6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable by Trust;
      6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Declaration or Trust's By-Laws or of any agreement (known to Reed Smith, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to Reed Smith's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;
      6.4.5. To Reed Smith's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on Acquiring Fund's behalf of the transactions contemplated herein, except such as have been obtained under the Federal Securities Laws and such as may be required under state securities laws;
      6.4.6. Trust is registered with the SEC as an investment company, and to Reed Smith's knowledge no order has been issued or proceeding instituted to suspend such registration; and
      6.4.7. To Reed Smith's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring
      Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.
In rendering such opinion, Reed Smith may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Reed Smith who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
6.5. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:
      6.5.1. Acquired Fund is a duly established series of Corporation, a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Articles to own all its properties and assets and, to K&L's knowledge, to carry on its business as presently conducted;
      6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on Acquired Fund's behalf and
      (b) assuming due authorization, execution, and delivery of this Agreement by Trust on Acquiring Fund's behalf, is a valid and legally binding obligation of Corporation with respect to Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
      6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Articles or Corporation's By-Laws or of any agreement (known to K&L, without any independent inquiry or investigation) to which Corporation (with respect to Acquired Fund) is a party or by which it is bound or (to K&L's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Acquired Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;
      6.5.4. To K&L's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on Acquired Fund's behalf of the transactions contemplated herein, except such as have been obtained under the Federal Securities Laws and such as may be required under state securities laws;
      6.5.5. Corporation is registered with the SEC as an investment company, and to K&L's knowledge no order has been issued or proceeding instituted to suspend such registration; and
      6.5.6. To K&L's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund and (b) Corporation (with respect to Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquired Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.
In rendering such opinion, K&L may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
6.6. Each Investment Company shall have received an opinion of counsel ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
      6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Acquired Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;
      6.6.2. Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Acquired Fund Shares;
      6.6.3. Acquired Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
      6.6.4. Acquiring Fund's basis in each Asset will be the same as Acquired Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Acquired Fund's holding period therefor;
      6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
      6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.
Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.
7.    BROKERAGE FEES AND EXPENSES
7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
7.2. Morgan Asset Management, Inc. or its affiliates will bear the total Reorganization Expenses.
8.    ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
9.    TERMINATION OF AGREEMENT
This Agreement may be terminated at any time at or before the Effective
Time:
9.1.  By either Investment Company (a) in the event of the other
Investment Company 's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before _________________, 2004;
or
9.2.  By the Investment Companies' mutual agreement.
In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Investment Company, or the directors/trustees or officers thereof, to the other Investment Company.
10.   AMENDMENT
This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Investment Companies; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.
11.   MISCELLANEOUS
11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3 The parties acknowledge that Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than Acquiring Fund but are only binding on and enforceable against Acquiring Fund's property. Corporation agrees that, in asserting any rights or claims under this Agreement, it shall look only to Acquiring Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.
11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                    MORGAN KEEGAN SELECT FUND, INC.




                                         By:
                                         Name:
                                         Title:



                                    REGIONS MORGAN KEEGAN SELECT FUNDS




                                         By:
                                         Name:
                                         Title:

                                SCHEDULE A

          ACQUIRED FUNDS                           ACQUIRING FUNDS
  (each a series of Corporation)              (each a series of Trust)
-----------------------------------   ------------------------------------------
-----------------------------------   ------------------------------------------

Regions Morgan Keegan Select          Regions Morgan Keegan Select Mid Cap
Capital Growth Fund                   Growth Fund
Regions Morgan Keegan Select          Regions Morgan Keegan Select Value Fund
Financial Fund


















                       STATEMENT OF ADDITIONAL INFORMATION

                                [April 15, 2004]


         Acquisition of the Assets and Assumption of the Liabilities of

                REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
                 a portfolio of Morgan Keegan Select Fund, Inc.

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                          Telephone No: 1-800-366-7426

                        By and in exchange for shares of

                REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND a portfolio of Regions Morgan Keegan Select Funds

                              417 North 20th Street
                                   15th Floor
                                 P.O. Box 10247
                            Birmingham, Alabama 35203
                          Telephone No: 1-877-757-7424

         Acquisition of the Assets and Assumption of the Liabilities of

                   REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND
                 a portfolio of Morgan Keegan Select Fund, Inc.

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                          Telephone No.: 1-800-366-7426

                        By and in exchange for shares of

                     REGIONS MORGAN KEEGAN SELECT VALUE FUND
                a portfolio of Regions Morgan Keegan Select Funds

                              417 North 20th Street
                                   15th Floor
                                 P.O. Box 10247
                            Birmingham, Alabama 35203
                          Telephone No.: 1-877-757-7424

     This Statement of Additional Information, dated [April 15, 2004], is not a prospectus. A Combined Proxy Statement and Prospectus, dated [April 15, 2004], related to the above-referenced matter may be obtained from Regions Morgan Keegan Select Funds, on behalf of Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Value Fund, respectively, at 417 North 20th Street, 12th Floor, P.O. Box 10247, Birmingham, Alabama 35203. This Statement of Additional Information should be read in conjunction with such Combined Proxy Statement and Prospectus.


                             TABLE OF CONTENTS

1. Statement of Additional Information of Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, dated January 31, 2004.

2. Statement of Additional Information of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated November 1, 2003.

3. Financial Statements of Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, dated November 30, 2003.

4. Financial Statements of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated June 30, 2003.

5. Unaudited Financial Statements of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated December 31, 2003.

6. Statement of Additional Information of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, dated January 31, 2004.

7.   Statement  of  Additional  Information  of  Regions  Morgan  Keegan  Select
     Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated November 1, 2003.

8. Financial Statements of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, dated November 30, 2003.

9. Financial Statements of Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated June 30, 2003.

10. Unaudited Financial Statements of Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated December 31, 2003.

11. Pro Forma Financial Information for acquisition of Regions Morgan Keegan Select Capital Growth Fund by Regions Morgan Keegan Select Mid Cap Growth Fund.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 or Regulation S-K have not been prepared to reflect the proposed acquisition of the assets of Regions Morgan Keegan Select Financial Fund by Regions Morgan Keegan Select Value Fund because the net assets of Regions Morgan Keegan Select Financial Fund do not exceed ten percent of the Regions Morgan Keegan Select Value Fund's net assets.

                     INFORMATION INCORPORATED BY REFERENCE

1. Statement of Additional Information of Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, dated January 31, 2004.

     The Statement of Additional Information of Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A, which was filed with the Securities and Exchange Commission on or about January 30, 2004.

2. Statement of Additional Information of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated November 1, 2003.

     The Statement of Additional Information of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., is incorporated by reference to Post-Effective Amendment No. 11 on Form N-1A, which was filed with the Securities and Exchange Commission on or about October 29, 2003.

3. Financial Statements of Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, dated November 30, 2003.

     The audited financial statements of the Regions Morgan Keegan Select Mid Cap Growth Fund dated November 30, 2003, including the PricewaterhouseCoopers Independent Auditors' Report dated January 16, 2004 related thereto, are incorporated by reference to the Annual Report to Shareholders of the Regions Morgan Keegan Select Mid Cap Growth Fund, a portfolio of Regions Morgan Keegan Select Funds, that was filed with the Securities and Exchange Commission on Form N-CSR on or about January 30, 2004.

4. Financial Statements of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated June 30, 2003.

     The audited financial statements of the Regions Morgan Keegan Select Capital Growth Fund dated June 30, 2003, including the PricewaterhouseCoopers Independent Auditors' Report dated August 15, 2003 related thereto, are incorporated by reference to the Annual Report to Shareholders of the Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., that was filed with the Securities and Exchange Commission on Form N-CSR on or about September 5, 2003.

5. Unaudited Financial Statements of Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated December 31, 2003.

     The unaudited financial statements of the Regions Morgan Keegan Select Capital Growth Fund dated December 31, 2003, are incorporated by reference to the Semi-Annual Report to Shareholders of the Regions Morgan Keegan Select Capital Growth Fund, a portfolio of Morgan Keegan Select Fund, Inc., that was filed with the Securities and Exchange Commission on Form N-CSR on or about March 8, 2004.

6. Statement of Additional Information of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, dated January 31, 2004.

     The Statement of Additional Information of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A, which was filed with the Securities and Exchange Commission on or about January 30, 2004.

7.   Statement  of  Additional  Information  of  Regions  Morgan  Keegan  Select
     Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated November 1, 2003.

     The Statement of Additional Information of Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., is incorporated by reference to Post-Effective Amendment No. 11 on Form N-1A, which was filed with the Securities and Exchange Commission on or about October 29, 2003.

8. Financial Statements of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, dated November 30, 2003.

     The audited financial statements of the Regions Morgan Keegan Select Value Fund dated November 30, 2003, including the PricewaterhouseCoopers Independent Auditors Report dated January 16, 2004 related thereto, are incorporated by reference to the Annual Report to Shareholders of Regions Morgan Keegan Select Value Fund, a portfolio of Regions Morgan Keegan Select Funds, that was filed with the Securities and Exchange Commission on Form N-CSR on or about January 30, 2004.

9. Financial Statements of Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated June 30, 2003.

     The audited financial statements of the Regions Morgan Keegan Select Financial Fund dated June 30, 2003, including the PricewaterhouseCoopers
Independent Auditors' Report dated August 15, 2003 related thereto, are incorporated by reference to the Annual Report to Shareholders of the Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., that was filed with the Securities and Exchange Commission on Form N-CSR on or about September 5, 2003.

10. Unaudited Financial Statements of Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., dated December 31, 2003.

     The unaudited financial statements of the Regions Morgan Keegan Select Financial Fund dated December 31, 2003, are incorporated by reference to the Semi-Annual Report to Shareholders of the Regions Morgan Keegan Select Financial Fund, a portfolio of Morgan Keegan Select Fund, Inc., that was filed with the Securities and Exchange Commission on Form N-CSR on or about March 8, 2004.

11.  The Pro Forma  Financial  Information for the acquisition of Regions Morgan
     Keegan  Select   Capital  Growth  Fund  by  Regions  Morgan  Keegan  Select
     Aggressive Growth Fund, dated November 30, 2003, is included herein.



Pro Forma Combining Portfolio of Investments
November 30, 2003 (Unaudited)

  Regions Morgan    Regions                                                   Regions     Regions
                    Morgan                                                    Morgan      Morgan
      Keegan        Keegan                                                    Keegan      Keegan
      Select        Select                                                    Select      Select
      Capital       Mid Cap                                                   Capital     Mid Cap
      Growth        Growth                    Pro Forma                       Growth      Growth    Pro Forma
       Fund          Fund                      Combined                        Fund       Fund      Combined
      Shares        Shares    Shares                                       Market Value   Market    Market Value
                                                                                          Value
Common Stocks - 81.8%
 Consumer Discretionary - 21.3%
 Hotels, Restaurants & Leisure - 6.7%
      12,000        110,000   122,000   Applebee's International, Inc.       $464,400    $4,258,100$ 4,722,500
       8,000        70,000    78,000    (a) Brinker International, Inc.       260,480    2,279,200  2,539,680
      23,000        140,000   163,000   (a) International Game Technology     797,870    4,856,600  5,654,470
      12,000        120,000   132,000   Outback Steakhouse, Inc.              537,000    5,370,000  5,907,000
                                        Total                                2,059,750   16,763,900 18,823,650
 Multiline Retail - 2.2%
         -          44,000    44,000    (a) 99 Cents Only Stores                 -       1,219,240  1,219,240
      23,797           -      23,797    Dollar General                        502,592        -       502,592
      15,000        120,000   135,000   (a) Dollar Tree Stores, Inc.          475,800    3,810,000  4,285,800
                                        Total                                 978,392    5,029,240  6,007,632
 Specialty Retail - 11.2%
      23,000        200,000   223,000   (a) Abercrombie & Fitch Co.,          675,050    5,870,000  6,545,050
                                        Class A
      40,000        340,000   380,000   (a) American Eagle Outfitters,        738,000    6,273,000  7,011,000
                                        Inc.
      30,000        200,000   230,000   (a) Chicos Fas, Inc.                 1,151,400   7,676,000  8,827,400
      24,000        180,000   204,000   Pier 1 Imports, Inc.                  612,000    4,590,000  5,202,000
         -          30,000    30,000    (a) Tractor Supply Co.                   -       1,306,200  1,306,200
       8,000        60,000    68,000    (a) Williams-Sonoma, Inc.             288,320    2,162,400  2,450,720
                                        Total                                3,464,770   27,877,600 31,342,370
 Textiles, Apparel & Luxury Goods - 1.2%
         -          10,000    10,000    (a) Coach, Inc.                          -        398,400    398,400
       6,000        50,000    56,000    (a) Timberland Co., Class A           324,120    2,701,000  3,025,120
                                        Total                                 324,120    3,099,400  3,423,520
                                        Total Consumer Discretionary         6,827,032   52,770,140 59,597,172
 Energy - 1.1%
 Energy Equipment & Services - 0.9%
       6,000        60,000    66,000    (a) Smith International, Inc.         225,240    2,252,400  2,477,640
 Oil & Gas - 0.2%
         -          30,000    30,000    XTO Energy, Inc.                         -        758,400    758,400
                                        Total Energy                          225,240    3,010,800  3,236,040
 Financials - 13.3%
 Capital Markets - 9.0%
      40,000        600,000   640,000   (a) E*Trade Group, Inc.               433,200    6,498,000  6,931,200
      45,000        500,000   545,000   Janus Capital Group, Inc.             625,950    6,955,000  7,580,950
      15,000        120,000   135,000   Legg Mason, Inc.                     1,195,650   9,565,200  10,760,850
                                        Total                                2,254,800   23,018,200 25,273,000
 Commercial Banks - 4.3%
      20,000           -      20,000    Amsouth Bancorporation                479,800        -       479,800
       6,000           -       6,000    Bank of America Corporation           452,580        -       452,580
      10,000           -      10,000    Compass Bancshares, Inc.              391,800        -       391,800
         -          40,000    40,000    M&T Bank Corp.                           -       3,754,800  3,754,800
         -          60,000    60,000    National Commerce Financial Corp.        -       1,678,800  1,678,800
      20,000           -      20,000    Southtrust Corp.                      644,600        -       644,600
       5,000        50,000    55,000    TCF Financial Corp.                   263,700    2,637,000  2,900,700
         -          50,000    50,000    Wilmington Trust Corp.                   -       1,760,000  1,760,000
                                        Total                                2,232,480   9,830,600  12,063,080
                                        Total Financials                     4,487,280   32,848,800 37,336,080
 Healthcare - 20.4%
 Biotechnology - 5.7%
      16,000        90,000    106,000   (a) Gilead Sciences, Inc.             938,880    5,281,200  6,220,080
      15,000        120,000   135,000   (a) Medimmune, Inc.                   356,850    2,856,000  3,212,850
      40,000        380,000   420,000   (a) Millennium Pharmaceuticals,       633,200    5,992,600  6,625,800
                                        Inc.
                                        Total                                1,928,930   14,129,800 16,058,730
 Healthcare Equipment & Supplies - 0.3%
         -           10,000    10,000   Varian Medical Systems, Inc.             -        690,100     690,100
 Healthcare Providers & Services - 5.4%
       5,000         30,000    35,000   (a) Apria Healthcare Group, Inc.      135,550     813,300     948,850
      10,000         70,000    80,000   (a) Express Scripts, Inc., Class A    647,000    4,531,100   5,178,100
       7,000         80,000    87,000   (a) First Health Group Corp.          143,500    1,640,000   1,783,500
      10,000           -       10,000   Health Management Associates          257,000        -        257,000
       5,000         60,000    65,000   (a) Lincare Holdings, Inc.            149,050    1,789,800   1,938,850
       5,000         70,000    75,000   (a) Patterson Dental Co.              340,500    4,767,000   5,107,500
                                        Total                                1,672,600   13,541,200  15,213,800
 Pharmaceuticals - 9.0%
       2,000        10,000    12,000    (a) Barr Laboratories, Inc.           165,080     825,400    990,480
      20,000        120,000   140,000   (a) Forest Laboratories, Inc.,       1,092,800   6,556,800  7,649,600
                                        Class A
      27,000        300,000   327,000   Mylan Laboratories, Inc.              683,640    7,596,000  8,279,640
      30,000        300,000   330,000   (a) Sepracor, Inc.                    743,400    7,434,000  8,177,400
                                        Total                                2,684,920   22,412,200 25,097,120
                                        Total Healthcare                     6,286,450   50,773,300 57,059,750
 Industrials - 6.9%
 Airfreight & Logistics - 0.3%
      10,000           -      10,000    FedEx Corp.                           727,000        -       727,000
 Airlines - 6.6%
      40,000        200,000   240,000   (a) AirTran Holdings, Inc.            590,400    2,952,000  3,542,400
      60,000        500,000   560,000   (a) Frontier Airlines, Inc.           970,200    8,090,000  9,060,200
      40,000        300,000   340,000   Skywest, Inc.                         690,400    5,175,000  5,865,400
                                        Total                                2,251,000   16,217,000 18,468,000
                                        Total Industrials                    2,978,000   16,217,000 19,195,000
 Information Technology - 18.8%
 Communications Equipment - 0.9%
      16,000        100,000   116,000   (a) Cisco Systems, Inc.               363,200    2,266,000  2,629,200
 Computers & Peripherals - 2.5%
      50,000        500,000   550,000   (a) Western Digital Corp.             622,000    6,220,000  6,842,000
 IT Services - 1.8%
      14,000        80,000    94,000    (a) Affiliated Computer Services,     701,960    4,011,200  4,713,160
                                        Inc., Class A
         -          10,000    10,000    (a) DST Systems, Inc.                    -        373,200    373,200
                                        Total                                 701,960    4,384,400  5,086,360
 Semiconductor Equipment & Products - 10.4%
      10,000        160,000   170,000   (a) Broadcom Corp.                    363,900    5,828,800  6,192,700
      10,000        70,000    80,000    (a) Cabot Microelectronics Corp.      532,500    3,716,300  4,248,800
      20,000        60,000    80,000    (a) Fairchild Semiconductor           520,000    1,560,000  2,080,000
                                        International, Inc., Class A
      30,000           -      30,000    (a) Flextronics International Ltd.    480,000        -       480,000
      14,000        140,000   154,000   Microchip Technology, Inc.            482,720    4,816,000  5,298,720
      12,000           -      12,000    (a) Qlogic Corp.                      682,680        -       682,680
      24,000        240,000   264,000   (a) NVIDIA Corp.                      509,520    5,076,000  5,585,520
      40,000        300,000   340,000   (a) RF Micro Devices, Inc.            468,400    3,495,000  3,963,400
      20,000           -      20,000    Texas Instruments, Inc.               595,200        -       595,200
                                        Total                                4,634,920   24,492,100 29,127,020
 Software - 3.2%
      20,000           -      20,000    Microsoft Corp.                       514,200        -       514,200
      32,000        120,000   152,000   (a) Symantec Corp.                   1,050,560   3,939,600  4,990,160
      12,000        100,000   112,000   (a) Synopsys, Inc.                    359,520    2,996,000  3,355,520
                                        Total                                1,924,280   6,935,600  8,859,880
                                        Total Information Technology         8,246,360   44,298,100 52,544,460
                                        Total Common Stocks (identified     29,050,362   199,918,14228,968,502
                                        cost $163,693,239)
 Exchange Traded Fund 1.7%
      35,000        100,000   135,000   (a) Nasdaq-100 Index Tracking        1,239,000   3,540,000  4,779,000
                                        Stock (identified cost $3,089,550)

 Mutual Fund - 12.5%
         -          35,144,335,144,304  BNY Institutional Cash Reserves          -       35,144,304 35,144,304
                                        Fund (held as collateral for
                                        securities lending) (at net asset
                                        value)

Principal Amount

     Euroclear Time Deposit - 1.2%
         $            $ -   $3,290,000  State Street Bank & Trust            3,290,000       -      3,290,000
     3,290,000                          Company, Eurodollar time deposits
                                        dated 11/28/2003, 0.15%, maturing
                                        at $3,290,041 on 12/01/2003 (cost
                                        of $3,290,000)

Repurchase Agreement - 15.5%
         -          43,402,143,402,106  Repurchase agreement with Fuji           -       43,402,106 43,402,106
                                        Government Securities, Inc.,
                                        dated 11/28/2003 due 12/1/2003 at
                                        1.00%, collateralized by a U.S.
                                        Treasury Obligation with maturity
                                        of 2/15/2010 (repurchase proceeds
                                        $43,405,723) (cost of $43,402,106)
                                        Total Investments - 112.7%
                                        (identified cost $248,619,199)        33,579,362  282,004,553  15,583,912

                                        Other Assets and Liabilities -       (51,019)    (35,554,163) (35,605,182)
                                        Net - (12.7)%

                                        Total Net Assets - 100%             $33,528,343  $246,450,387   $279,978,730


(a) Non-income producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

             Regions Morgan Keegan Select Capital Growth Fund
             Regions Morgan Keegan Select Mid Cap Growth Fund
         Pro Forma Combining Statements of Assets and Liabilities
                       November 30, 2003 (Unaudited)

                                     Regions         Regions
                                      Morgan         Morgan
                                      Keegan         Keegan
                                      Select         Select
                                      Capital        Mid Cap
                                      Growth         Growth        Pro Forma     Pro Forma
                                       Fund           Fund         Adjustment    Combined
                                     ----------    ------------    ----------    ----------
Assets:
--------------------------------
Investments in securities, at
value                               $33,579,362   $238,602,444         -         $272,181,806
--------------------------------
Investments in repurchase                -         43,402,106          -         43,402,106
agreements
--------------------------------     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
     Total investments in            33,579,362    282,004,550         -         315,583,912
securities
--------------------------------     ----------    ------------    ----------    ----------
Cash                                  13,489            -              -          13,489
--------------------------------
Income receivable                      8,046         35,417            -          43,463
--------------------------------
Receivable for shares sold               -           101,231           -          101,231
--------------------------------
Other assets                          16,113            -              -          16,113
--------------------------------     ----------    ------------    ----------    ----------
     Total assets                    33,617,010    282,141,198         -         315,758,208
--------------------------------     ----------    ------------    ----------    ----------
Liabilities:
--------------------------------
Payable for shares redeemed              -           227,016           -          227,016
--------------------------------
Payable on collateral due to             -         35,144,304          -         35,144,304
broker
--------------------------------
Payable for investment adviser        27,415         149,695           -          177,110
fee
--------------------------------
Payable for administrative               -            5,020            -           5,020
personnel and services fee
--------------------------------
Payable for custodian fees             2,799          4,021            -           6,820
--------------------------------
Payable for transfer and              14,431         50,044            -          64,475
dividend disbursing agent fees
and expenses
--------------------------------
Payable for                            3,000            -              -           3,000
Directors'/Trustees' fees
--------------------------------
Payable for portfolio                  5,000         11,732            -          16,732
accounting fees
--------------------------------
Payable for shareholders                 -           49,718            -          49,718
services fee
--------------------------------
Payable to distribution               13,554         18,942                       32,496
services fee
--------------------------------
Payable to bank                          -           14,503                       14,503
--------------------------------
Accrued expenses                      22,468         15,816            -          38,284
--------------------------------     ----------    ------------    ----------
                                                                                 ----------
     Total liabilities                88,667       35,690,811          -         35,779,478
--------------------------------     ----------    ------------    ----------    ----------
Net Assets                           $33,528,343   $246,450,387       $ -        $279,978,730
--------------------------------     ----------    ------------    ----------    ----------
Net Assets Consist of:
--------------------------------
Paid in capital                      $18,351,591   $201,311,692       $ -        219,663,283
--------------------------------
Net unrealized appreciation of       8,148,342     58,816,371          -         66,964,713
investments
--------------------------------
Accumulated net realized gain
(loss) on
   investments                       7,210,278     (13,677,676)        -         (6,467,398)
--------------------------------
Accumulated net investment loss      (181,868)          -              -         (181,868)
--------------------------------     ----------    ------------    ----------
                                                                                 ----------
     Total Net Assets                $33,528,343   $246,450,387       $ -        $279,978,730
--------------------------------     ----------    ------------    ----------    ----------

Net Assets:
                                     ----------    ------------    ----------    ----------
Class A Shares                       $33,076,396   $175,866,589       $ -        $208,942,985
                                     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
Class B Shares                          $ -        $68,758,324        $ -        $68,758,324
                                     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
Class C Shares                        $34,459      $1,825,474         $ -        $
                                                                                 1,859,933
                                     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
Class I Shares                       $417,488          $ -            $ -        $417,488
                                     ----------    ------------    ----------    ----------
Shares Outstanding:
Class A Shares                       1,703,424     11,350,251       431,915  (1) 13,485,590
                                     ----------    ------------    ----------    ----------
Class B Shares                           -          4,466,962          -         4,466,962
                                     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
Class C Shares                         1,793         119,428          461    (1)  121,682
                                     ----------    ------------    ----------    ----------
                                     ----------    ------------    ----------    ----------
Class I Shares                        21,350            -            5,602   (1)  26,952
                                     ----------    ------------    ----------    ----------

Net Asset Value, Offering
Price and
  Redemption Proceeds Per
Shares:
Net Asset Value Per Share
Class A Shares                        $19.42         $15.49                       $15.49
                                     ----------    ------------                  ----------
Class B Shares                          $ -          $15.39                       $15.39
                                     ----------    ------------                  ----------
Class C Shares                        $19.22         $15.29                       $15.29
                                     ----------    ------------                  ----------
Class I Shares                        $19.55           $ -                        $15.49
                                     ----------    ------------                  ----------

Offering Price Per Share
Class A Shares                        $20.12   (2)   $16.39    (3)                $16.39   (3)
                                     ----------    ------------                  ----------
Class B Shares                          $ -          $15.39                       $15.39
                                     ----------    ------------                  ----------
Class C Shares                        $19.22         $15.44    (4)                $15.44   (4)
                                     ----------    ------------                  ----------
Class I Shares                        $19.55           $ -                        $15.49
                                     ----------    ------------                  ----------

Redemption Proceeds Per Share
Class A Shares                        $19.42         $15.49                       $15.49
                                     ----------    ------------                  ----------
Class B Shares                          $ -          $14.62    (5)                $14.62   (5)
                                     ----------    ------------                  ----------
Class C Shares                        $19.03   (6)   $15.14    (7)                $15.14   (7)
                                     ----------    ------------                  ----------
Class I Shares                        $19.55           $ -                        $15.49
                                     ----------    ------------                  ----------

Investments, at identified cost      $25,431,020   $223,188,179                  $248,619,199
                                     ----------    ------------                  ----------

(1)  Adjustment to reflect share balance as a result of the combination.
(2) Computation of Offering Price Per Share: 100/96.5 of net asset value.
(3) Computation of Offering Price Per Share: 100/94.5 of net asset value.
(4) Computation of Offering Price Per Share: 100/99 of net asset value.
(5) Computation of Redemption Proceeds Per Share: 95/100 of net asset value.
(6)Computation of Redemption Proceeds Per Share: 99/100 of net asset value.
(7)Computation of Redemption Proceeds Per Share: 95/100 of net asset value.
See Notes to Pro Forma Financial Statements



             Regions Morgan Keegan Select Capital Growth Fund
             Regions Morgan Keegan Select Mid Cap Growth Fund
               Pro Forma Combining Statements of Operations
             For the year ended November 30, 2003 (Unaudited)

                                  Regions Morgan Regions Morgan
                                      Keegan         Keegan
                                      Select         Select
                                     Capital        Mid Cap
                                      Growth         Growth         Pro Forma      Pro Forma
                                       Fund           Fund         Adjustment      Combined
Investment Income:
Dividends                           $211,392       $746,493          $ -           $957,885
Interest                             3,919          208,420           -             212,339         *
     Total income                   215,311         954,913           -            1,170,224
Expenses:
Investment adviser fee              309,953        1,396,882      (77,488)    (a)  1,629,347
Administrative personnel and           -            167,584        27,896     (b)   195,480
services fee
Custodian fees                       15,243         39,308         (9,464)    (c)   45,087
Transfer and dividend disbursing
agent
  fees and expenses                  81,747         210,133       (54,000)    (d)   237,880
Directors' fees                      7,750           3,019         (7,750)    (e)    3,019
Auditing fees                        11,822         18,577        (11,822)    (f)   18,577
Legal fees                           5,847           6,604         (5,847)    (g)    6,604
Portfolio accounting fees            28,270         55,891        (18,971)    (h)   65,190
Distributions services fee -        152,569            -          (152,569)   (i)      -
Class A Shares
Distribution services fee -            -            167,253           -             167,253
Class B Shares
Distribution services fee -           287            4,127          (72)      (j)    4,342
Class C Shares
Shareholder services fees -            -            324,874        76,284     (k)   401,158
Class A Shares
Shareholder services fees -            -            139,378           -             139,378
Class B Shares
Shareholder services fees -            -             1,376           72       (k)    1,448
Class C Shares
Share registration costs             14,723         57,736            -             72,459
Miscellaneous                        4,323          54,490         (4,323)    (l)   54,490
     Total expenses                 632,534        2,647,232      (238,054)        3,041,712
Waiver/Reimbursement:
Waiver/reimbursement of             (23,080)           -           23,080     (m)      -
investment adviser fee
Net expenses                        609,454        2,647,232      (261,134)        3,041,712
Net investment loss                $(394,143)          $          $254,723        $(1,825,328)
                                                  (1,692,319)
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain on investments   8,990,952       1,481,801          -           10,472,753
Net change in unrealized          (6,013,430)     51,161,858          -           45,148,428
appreciation (depreciation) on
investments
Net realized and unrealized gain   2,977,522      52,643,659          -           55,621,181
on investments
Change in net assets resulting     $2,583,379    $ 50,951,340     $261,134        $53,795,853
from operations
*      Including income on securities loaned of $66,930.

See Legend to Pro Forma Adjustments on the following page

See Notes to Pro Forma Financial Statements



             Regions Morgan Keegan Select Capital Growth Fund
             Regions Morgan Keegan Select Mid Cap Growth Fund
                  Notes to Pro Forma Financial Statements
                 Year Ended November 30, 2003 (Unaudited)

Note 1.  Pro Forma Adjustments

     (a) Morgan Asset Management, Inc., an indirect wholly owned subsidiary of Regions Financial Corp. is the Trust's Adviser and receives for its services an annual investment adviser fee equal to 0.75% of Regions Morgan Keegan Select Mid Cap Growth Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can terminate this voluntary waiver at any time at its sole discretion. Adjustment to reflect the investment adviser fee being brought in line based on combined average daily net assets of both funds.

     (b) Adjustment to reflect the administrative personnel and services fee after applying the contractual fee structure of the Regions Morgan Keegan Select Mid Cap Growth Fund based on the combined average daily net assets of both funds.

     (c) Adjustment to reflect the custodian fees reduction after applying the contractual fee structure of the Regions Morgan Keegan Select Mid Cap Growth Fund based on the combined average daily net assets of both funds.

     (d) Morgan Keegan & Co. serves as transfer and dividend disbursing agent for the Funds. The fee paid to Morgan Keegan & Co. is based on the size, type and number of accounts and transactions made by shareholders. The adjustment to reflect the transfer and dividend disbursing agent fees and expenses reduction is due to combining two portfolios into one.

     (e) Adjustment to reflect the director's fee reduction due to the combining of two portfolios into one.

     (f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

     (g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio accounting fees reduction after applying the contractual fee structure of the Regions Morgan Keegan Select
Mid Cap Growth Fund based on the combined average daily net assets of both funds.

     (i) Adjustment to reflect the distribution fee reduction for Regions Capital Growth Class A Shares, which is no longer applicable.

     (j) The Regions Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, Regions Morgan Keegan Select Mid Cap Growth Fund will compensate Federated Securities Corp ("FSC"), the principal distributor, from the net assets of the Funds' Class B and C Shares to finance activities intended to result in the sale of the Funds' Class B and Class C Shares. The plan provides that Regions Morgan Keegan Select Mid Cap Growth my incur distribution expenses according to the following schedule annually to compensate FSC.

          ---------------------------------------------------
                                       Percentage of
          Share Class Name             Average Daily Net
                                       Assets of Class
          ---------------------------------------------------
          ---------------------------------------------------
          Class B                      0.30%
          ---------------------------------------------------
          ---------------------------------------------------
          Class C                      0.75%
          ---------------------------------------------------

The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate this voluntary waiver at anytime at its sole discretion. Adjustments to reflect the distribution expense reduction after applying the Distribution Plan of the Regions Morgan Keegan Select Mid Cap Growth Fund. Class A Shares of the Regions Morgan Keegan Select Mid Cap Growth Fund have not adopted a Distribution Plan.

     (k) Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of Regions Mid Cap Growth Fund's Class A, Class B and Class C Shares average daily net assets for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Adjustments to reflect the shareholder services accrual of 0.25% for Class A and Class C Shares due to the increase in assets based on combined average daily net assets of both funds.

     (l) Adjustment to reflect the miscellaneous expense reduction due to combining two portfolios into one.

     (m) Adjustment to reflect the waiver/reimbursement of investment adviser fee which is no longer applicable.


Note 2. Basis of Combination

     The Board of Directors of Morgan Keegan Select Fund, Inc. (the "Morgan Keegan Funds") has voted to recommend to holders of shares of the Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund") the approval of the Plan whereby Regions Morgan Keegan Select Mid Cap Growth Fund ("Mid Cap Growth Fund") would acquire all of the assets, and assume all of the liabilities of, Capital Growth Fund in exchange for shares of Mid Cap Growth Fund to be distributed pro rata by Capital Growth Fund to its shareholders in complete liquidation and dissolution of Capital Growth Fund. As a result of the Exchange, each shareholder of the Capital Growth Fund will become the owner of the Mid Cap Growth Fund's shares having a total net asset value equal to the total net asset value of his or her holdings in the Capital Growth Fund on the Closing Date.

     The Exchange will be accounted for as a tax-free merger of investment companies. The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Capital Growth Fund and Mid Cap Growth Fund, collectively ("the Funds"), as of November 30, 2003 and for the twelve months ended November 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2003.

     The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

     The Pro Forma Financial Statements give effect to the proposed exchange of assets of Capital Growth Fund for shares of Mid Cap Growth Fund. Under generally accepted accounting principles, Mid Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

     The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

     For the year ended November 30, 2003, Capital Growth Fund and Mid Cap Growth Fund paid investment advisory fees computed at the annual rate of 1.00% and 0.75%, respectively, as a percentage of average daily net assets.

     All costs with respect to the exchange will be borne by Morgan Asset Management, Inc. or its affiliates.


Note 3. Shares of Beneficial Interest

     The Pro Forma Class A Shares net asset value per share assumes the issuance of 2,135,339 Class A Shares of the Mid Cap Growth Fund in exchange for 1,703,424 Class A Shares of the Capital Growth Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

     The Pro Forma Class C Shares net asset value per share assumes the issuance of 2,254 Class C Shares of the Mid Cap Growth Fund in exchange for 1,793 Class C Shares of the Capital Growth Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

     The Pro Forma Institutional Class Shares net asset value per share assumes the issuance of 26,952 Class I Shares of the Mid Cap Growth Fund in exchange for 21,350 Class I Shares of the Capital Growth Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.


                         MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Capital Growth Fund
                   Regions Morgan Keegan Select Financial Fund



Investment Adviser
MORGAN ASSET MANAGEMENT, INC.
50 Front Street
Memphis, TN 38103

Distributor
MORGAN KEEGAN & CO., INC.
50 Front Street
Memphis, TN 38103

Administrator
MORGAN ASSET MANAGEMENT, INC.
50 Front Street
Memphis, TN 38103














PART C.      OTHER INFORMATION.

Item 15.  Indemnification:

     Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

     Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Insofar as  indemnification  for liabilities  may be permitted  pursuant to
Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits.

1 Conformed copy of Restatement and Amendment No. 9 to the Declaration of Trust of the Registrant;(17)
1.1 Conformed copy of Amendment No. 10 to the Amended and Restated Declaration of Trust of the Registrant;(19)
1.2 Conformed copy of Amendment No. 11 to the Amended and Restated Declaration of Trust of the Registrant;(19)
1.3 Conformed copy of Amendment No. 12 to the Amended and Restated Declaration of Trust of the Registrant;(19)
1.4 Conformed copy of Amendment No. 13 of the Amended and Restated Declaration of Trust of the Registrant;(23)
2     Copy of By-Laws of the Registrant;(1)
2.1   Copy of Amendment Nos. 1 through 4 to the By-Laws of the
      Registrant;(13)
2.2   Copy of Amendment No. 5 to the By-Laws of the Registrant;(22)
3     Not Applicable
4 Agreement and Plan of Reorganization and Termination is included as Exhibit A to the Prospectus/Proxy Statement of the Registration Statement*


5 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant;(4)
6     Conformed copy of Investment Advisory Contract of the Registrant;(23)
6.1 Conformed copy of Exhibit A to the Investment Advisory Contract of the Registrant;(23)
7 Conformed copy of Distributor's Contract of the Registrant, including conformed copies of Exhibits A, B and C;(7)
7.1 Conformed copy of Exhibit D to the Distributor's Contract of the Registrant;(11)
7.2 Conformed copies of Exhibits E and F to the Distributor's Contract of the Registrant;(13)
7.3 Conformed copy of Exhibit G to the Distributor's Contract of the Registrant;(15)
7.4 Conformed copy of Exhibit H to the Distributor's Contract of the Registrant;(17)
7.5 Conformed copies of Exhibits I and J to the Distributor's Contract of the Registrant;(19)
7.6 Conformed copy of Exhibit K to the Distributor's Contract of the Registrant;(23)
7.7 Conformed copy of Exhibit L to the Distributor's Contract of the Registrant;(23)
7.8 Conformed copy of Exhibit M to the Distributor's Contract of the Registrant;(23)
7.9 Conformed copy of Amendment to the Distributor's Contract of the Registrant;(19)
7.10 Conformed copy of Mutual Funds Sales and Service Agreement among Federated Securities Corp., Federated Shareholder Services and Regions Morgan Keegan Select Funds; (23)
8     Not Applicable;
9     Conformed copy of the Custodian Contract of the Registrant;(4)
9.1   Conformed copy of Amendment to the Custodian Contract of the
      Registrant between Regions Funds and Regions Bank; (18)
9.2   Conformed copy of Amendment to the Custodian Contract of the
      Registrant; (23)
10 Conformed copy of Distribution Plan of the Registrant, through and including conformed copies of Exhibits A and B;(7)
10.1  Conformed copy of Exhibit C to the Distribution Plan of the
      Registrant;(11)
10.2  Conformed copy of Exhibit D to the Distribution Plan of the
      Registrant;(15)
10.3  Conformed copy of Exhibit E to the Distribution Plan of the
      Registrant;(19)
10.4  Conformed copy of Exhibit F to the Distribution Plan of the
      Registrant;(23)
10.5  Conformed copy of Exhibit G to the Distribution Plan of the
      Registrant; (23)
11    Form of Opinion and Consent of Counsel regarding the legality of shares being issued (Regions Morgan Keegan Select Mid Cap Growth
      Fund); *
11.1  Form of Opinion and Consent of Counsel regarding the legality of shares being issued (Regions Morgan Keegan Select Value Fund); *
12 Opinion regarding tax consequences of Reorganization (to be filed by Amendment);
13 Conformed copy of Agreement for Administrative Services and Transfer Agency Services;(19)
13.1 Copy of Amendment No. 1 to the Agreement for Administrative Services and Transfer Agency Services;(20)
13.2 Copy of Amendment No. 2 to the Agreement for Administrative Services and Transfer Agency Services;(23)
13.3  Conformed copy of Shareholder Services Agreement;(13)
13.4 Conformed copy of Amendment No. 1 to Exhibit A to the Shareholder Services Agreement; (23)
13.5  Conformed copy of Transfer Agency and Service Agreement; (23)
13.6  Conformed copy of Sub-Administration Services Agreement, dated
      December 1, 2001, between the Registrant and Regions Bank; (23)
13.7 Conformed copy of Financial Administration and Accounting Services Agreement dated December 1, 2001, between the Registrant and State Street Bank and Trust Company; (23)
14    Conformed copy of the Opinion and Consent of Counsel regarding legality of shares being registered; (11)
14.1 Conformed copy of consent of Independent Auditors of Regions Morgan Keegan Select Mid Cap Growth Fund and Regions Morgan Keegan Select Value Fund, PricewaterhouseCoopers LLP; *
14.2 Conformed copy of consent of Independent Auditors of Regions Morgan Keegan Select Capital Growth Fund and Morgan Keegan Select Financial Fund, PricewaterhouseCoopers LLP; *
15    Not Applicable;
16    Conformed copy of Power of Attorney of the Registrant;(17)
16.1 Conformed copies of Power of Attorney of the Chairman, President and Chief Investment Officer, Treasurer and Trustees of the Registrant;(23)
17    Form of Proxy of Regions Morgan Keegan Select Capital Growth Fund.*
17.1  Form of Proxy of Regions Morgan Keegan Select Financial Fund.*
      ......
*     Filed electronically
1     Response is incorporated by reference to Initial Registration
      Statement on Form N-1A filed December 23, 1991 (File Nos. 33-44737 and 811-6511).
4 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed January 24, 1994. (File Nos. 33-44737 and 811-6511).
7 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed October 7, 1994. (File Nos.
      33-44737 and 811-6511).
11 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed January 22, 1997. (File Nos. 33-44737 and 811-6511).
13 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed September 18, 1998. (File Nos. 33-44737 and 811-6511).
15 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 on Form N-1A filed January 29, 1999. (File Nos. 33-44737 and 811-6511).
17 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed January 30, 2001. (File Nos. 33-44737 and 811-6511).
18 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 27 on Form N-1A filed September 21, 2001. (File Nos. 33-44737 and 811-6511).
19 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed January 29, 2002. (File Nos. 33-44737 and 811-6511).
20 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed October 10, 2002. (File Nos. 33-44737 and 811-6511).
22 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed January 31, 2003. (File Nos. 33-44737 and 811-6511).
23 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed November 14, 2003. (File Nos. 33-44737 and 811-6511).

Item 17.  Undertakings.

      (1)...The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2)...The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3)...The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

      [Signatures Next Page]


                                SIGNATURES


    As required by the Securities Act of 1933, the Registration Statement has been signed on behalf of the Registrant, in the City of Pittsburgh, and the Commonwealth of Pennsylvania on March 15, 2004.


                                                   REGIONS MORGAN KEEGAN SELECT
                                                              FUNDS


                                                      By: /s/ Gail C. Jones
                                                      Name: Gail C. Jones
                                                      Title: Assistant
                                                      Secretary
                                                      Attorney-In-Fact for
                                                      Allen B. Morgan, Jr.
                                                      March 15, 2004

                  [Signatures Continued Next Page]

    As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           NAME                       TITLE                      DATE

   /s/ Gail C. Jones        Assistant Secretary and   March 15, 2004
Gail C. Jones               Attorney-In-Fact for the
                            Persons Listed Below
                            Chairman and Trustee
Allen B. Morgan, Jr.*

                            President and Chief
Carter E. Anthony*          Executive Officer
                            (Principal Executive
                            Officer)
                            Secretary and Assistant
Charles D. Maxwell*         Treasurer
                            Treasurer
Joseph C. Weller*           (Principal Financial
                            Officer)
                            Vice President
Thomas R. Gamble*

                            Trustee
J. Kenneth Alderman*

                            Trustee
James Stillman R. McFadden*

                            Trustee
W. Randall Pittman*

                            Trustee
Mary S. Stone*

                            Trustee
Archie W. Willis, III*

                            Trustee
James D. Witherington, Jr.*


* By Power of Attorney